SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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KemPharm, Inc.

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KEMPHARM, INC.

1180 Celebration Boulevard, Suite 103
Celebration, FL 34747

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 17, 2021

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of KEMPHARM, INC., a Delaware corporation (“KemPharm,” the “Company,” “we,” “our” or “us”). The meeting will be held on Thursday, June 17, 2021 at 9:00 am Eastern Time and will be held virtually on the internet at www.meetingcenter.io/259728376 for the following purposes:

1.	To elect the nominees of the board of directors of KemPharm, Matthew R. Plooster and Joseph B. Saluri, to the Company’s board of directors to hold office until the 2024 annual meeting of stockholders;

2.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy materials;

4.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers;

5.	To approve the Company’s 2021 Employee Stock Purchase Plan;

6.	To approve the Company’s Amended and Restated 2014 Equity Incentive Plan; and

7.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 27, 2021. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

Celebration, FL

May 6, 2021

Pursuant to the internet proxy rules promulgated by the Securities and Exchange Commission, the Company has elected to provide access to its proxy materials over the internet. Accordingly, stockholders of record at the close of business on April 27, 2021 will receive a Notice of Internet Availability of Proxy Materials and may vote at the Annual Meeting and any adjournment or postponement thereof. The Company expects to mail the Notice of Internet Availability of Proxy Materials on or about May 6, 2021.

You are cordially invited to attend the meeting virtually on the internet. Whether or not you expect to attend the meeting, please vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote virtually on the internet if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

If you plan to attend the meeting virtually on the internet, please follow the registration instructions as outlined in this proxy statement.

KEMPHARM, INC.

1180 Celebration Boulevard, Suite 103
Celebration, FL 34747

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

June 17, 2021

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of KemPharm, Inc. (sometimes referred to as “us,” “we,” the “Company” or “KemPharm”) is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about May 6, 2021 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after May 17, 2021.

How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on April 27, 2021 (the “Record Date”), or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/259728376. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. You will need a password to enter the meeting. Your password for the meeting is included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you virtually enter the meeting using your password, you will be considered present for purposes of the Annual Meeting and your shares will be counted toward the Annual Meeting quorum requirement.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Why are you holding a virtual meeting instead of a physical meeting?

We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with internet access.

In light of the ongoing COVID-19 pandemic, we also believe that holding a virtual meeting is in the best interest of the health and safety of our stockholders. Recent public health guidance, both globally and in the United States, may restrict the ability of our stockholders to travel and attend, or for the Company to host, an in-person stockholder meeting. Accordingly, we believe a virtual meeting will provide the best opportunity for our stockholders to attend and participate in the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On this record date, there were 28,489,300 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote virtually on the internet at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below or return the proxy card we may mail to you to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting by registering to attend in accordance with the instructions provided below. However, since you are not the stockholder of record, you may not vote your shares virtually on the internet at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are six matters scheduled for a vote:

●	Election of two directors (Proposal 1);

●

Ratification of the appointment by the audit committee of the Board (the “Audit Committee”) of RSM US LLP (“RSM”) as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021 (Proposal 2);

●	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy materials (Proposal 3);

●	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers (Proposal 4);

●	To approve our 2021 Employee Stock Purchase Plan (Proposal 5); and

●	To approve our Amended and Restated 2014 Equity Incentive Plan (Proposal 6).

How do I register to attend the Annual Meeting virtually on the internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your KemPharm holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 14, 2021.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed as follows:

If by email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

If by mail:

Mail a copy of your legal proxy to:

Computershare

KemPharm Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For Proposals 2, 3, 5 and 6, you may vote “For” or “Against” or abstain from voting. For Proposal 4, you may either vote for every “1 Year,” “2 Years,” “3 Years” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote virtually on the internet at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote virtually on the internet even if you have already voted by proxy.

●	To vote virtually on the internet at the Annual Meeting, register for the Annual Meeting using the instructions above.

●

To vote over the telephone, dial toll-free 1-800-652-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 16, 2021, to be counted.

●

To vote through the internet, go to http://www.envisionreports.com/KMPH to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m. Eastern Time on June 16, 2021, to be counted.

●

To vote using the proxy card, if you request one or we elect to deliver one, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote virtually on the internet at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide an internet proxy to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own at the close of business on the Record Date.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by telephone, through the internet, by completing your proxy card, or virtually on the internet at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. In this regard, Proposals 1, 3, 4, 5 and 6 are considered to be “non-routine” under NYSE rules, meaning that your broker or nominee may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker or nominee by its deadline, your shares may be voted by your broker or nominee in its discretion on Proposal 2.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of both nominees for director and “For” the ratification of the appointment by the Audit Committee of RSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, “For” the advisory approval of executive compensation, for “Three Years” as the preferred frequency of advisory votes to approve executive compensation, “For” the approval of our 2021 Employee Stock Purchase Plan, and “For” the approval of our Amended and Restated 2014 Equity Incentive Plan. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the applicable Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may submit another properly completed proxy card with a later date.

●	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747.

●	You may attend the Annual Meeting virtually on the internet and vote virtually. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card, telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 6, 2022, to our Corporate Secretary at 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so by March 19, 2022, but no earlier than February 17, 2022; provided, however that if next year's annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after June 17, 2022, your proposal must be submitted (i) not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting; or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	Nominees receiving the most “For” votes	Not applicable	No effect

2	Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter	Against	Brokers have discretion to vote (1)

3	Advisory approval of the compensation of the Company’s named executive officers	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter	Against	No effect

4	Advisory vote on the frequency of stockholder advisory votes on executive compensation	The frequency receiving the highest number of votes of the holders of shares present in person or represented by proxy and entitled to vote on the matter	No effect	No effect

5	Approval of 2021 Employee Stock Purchase Plan	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter	Against	No effect

6	Approval of 2014 Amended and Restated Equity Incentive Plan	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter	Against	No effect

(1)     This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. At the close of business on the Record Date, there were 28,489,300 shares outstanding and entitled to vote. Thus, the holders of 14,244,651 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy by telephone, internet or proxy card (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually on the internet at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Proposal 1

Election Of Directors

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board presently has five members. There are two directors in the class whose term of office expires in 2021. Each of the nominees listed below is currently a director of the Company who was previously elected by the stockholders. If elected at the Annual Meeting, each of these nominees would serve until the 2024 annual meeting of our stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to encourage directors and nominees for director to attend the Annual Meeting. All of our directors attended the 2020 annual meeting of our stockholders.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee may instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that either nominee would be unable to serve.

Nominees for Election for a Three-year Term Expiring at the 2024 Annual Meeting

Matthew R. Plooster

Mr. Plooster, age 39 as of December 31, 2020, has served as a director of our company since March 2011. Mr. Plooster co-founded Bridgepoint Investment Banking NE, a division of Bridgepoint Holdings, LLC, where he has served as a managing director since March 2012 and President and CEO since May 2017. Previously, Mr. Plooster worked as an investment banker from 2004 to 2012 at various firms including, Morgan Stanley and Deutsche Bank. Mr. Plooster received his Certificate in Business Excellence from Columbia Business School and his B.A. degree from the University of Chicago. Our Board believes that Mr. Plooster’s experience as an investor in and transaction experience with healthcare companies, as well as other board of director’s experience, provides him with the qualifications and skills to serve as a director of our company.

Joseph B. Saluri

Mr. Saluri, age 54 as of December 31, 2020, has served as a director of our company since January 2014. Since August 2018, Mr. Saluri has served as chairman of the board and chief executive officer of BlueAllele, LLC, a start-up biotechnology company. Mr. Saluri previously served as executive vice president and general counsel for, Calyxt, Inc. from June 2017 to March 2018. Prior to his employment with Calyxt, Inc., Mr. Saluri served as vice president and general counsel for Stine Seed Company and its affiliates from July 1999 to March 2017. Prior to his employment with Stine, Mr. Saluri practiced as an attorney and solicitor at law with Nicholas Critelli Associates, PC, in Des Moines, Iowa and London, England from June 1993 to June 1999. Mr. Saluri served as a director of Newlink Genetics Corporation, a public biopharmaceutical company from May 2010 to July 2017. Mr. Saluri received his J.D. degree from Drake University Law School and his B.S.B.A. degree from Drake University. Our Board believes that Mr. Saluri’s extensive legal background and experience in corporate management, finance and investor relations provides him with the qualifications and skills to serve as a director of our company.

The Board Of Directors Recommends

A Vote In Favor Of Each Named Nominee.

Directors Continuing in Office Until the 2023 Annual Meeting

Richard W. Pascoe

Mr. Pascoe, age 56 as of December 31, 2020, has served as a director of our company since January 2014 and our lead independent director since November 2014. Since January 2019, Mr. Pascoe has served as the president and chief executive and on the board of directors and of Histogen Inc, a biologics company. From March 2013 to January 2019, Mr. Pascoe was the chief executive officer and director of Apricus Biosciences. From August 2008 to March 2013, Mr. Pascoe was the president and chief executive officer and a director of Pernix Sleep, Inc. (formerly known as Somaxon Pharmaceuticals, Inc.), a specialty pharmaceutical company. Prior to Pernix, from 2005 to 2008, Mr. Pascoe worked for ARIAD Pharmaceuticals, Inc., a specialty pharmaceutical company, where he was most recently senior vice president and chief operating officer. Mr. Pascoe also serves as a director of Seelos Therapeutics, Inc, a specialty pharmaceutical company. Mr. Pascoe received his B.S. degree from the United States Military Academy at West Point. Our Board believes that Mr. Pascoe’s experience as a pharmaceutical company executive provides him with the qualifications and skills to serve as a director of our company.

David S. Tierney

Dr. Tierney, age 57 as of December 31, 2020, has served as a director of our company since March 2015. From September 2019 until January 2020, Dr. Tierney served as President & CEO of BiopharmX (BPMX: NYSE AMERICAN) a dermatology drug development company. From March 2014 until March 2018 Dr. Tierney was President & CEO of Icon Bioscience, a private ophthalmology company which was merged into Psivida, Inc to form Eyepoint Pharmaceuticals. From January 2013 until March 2014, Dr. Tierney was a venture partner at Signet Healthcare Partners, a New York City based life science private equity fund. Dr. Tierney served as President & COO and as a member of the board of directors of Oceana Therapeutics, Inc., a private specialty pharmaceutical company, from its organization in 2008 through its sale to Salix Pharmaceuticals, Ltd. in December 2011. Dr. Tierney served as the president and chief executive officer and as a member of the board of directors of Valera Pharmaceuticals, Inc., a specialty pharmaceutical company, between August 2000 and April 2007, when Valera completed a merger with lndevus Pharmaceuticals, Inc. From January 2000 to August 2000, Dr. Tierney served as president of Biovail Technologies, a division of Biovail Corporation, a Canadian drug delivery company. From March 1997 to January 2000, Dr. Tierney was senior vice president of drug development at Roberts Pharmaceutical Corporation and from December 1989 to March 1997, Dr. Tierney was employed by Elan Corporation, a pharmaceutical company, in a variety of management positions. Dr. Tierney is also a director of Catalyst Pharmaceuticals, Inc (CPRX: NASDAQ) and Bimeda, Inc a private global veterinary pharmaceutical company. Dr. Tierney received his medical degree from the Royal College of Surgeons in Dublin, Ireland and was subsequently trained in internal medicine. Our Board believes that Dr. Tierney's experience as a pharmaceutical company executive provides him with the qualifications and skills to serve as a director of our company.

Director Continuing in Office Until the 2022 Annual Meeting

Travis C. Mickle, Ph.D.

Dr. Mickle, age 47 as of December 31, 2020, is a co-founder of our company and has served as a member of our Board since our inception in 2006 and chairman of our Board since November 2014. Dr. Mickle served as our president and chief scientific officer from 2006 to October 2010 and has served as our president and chief executive officer since October 2010. Prior to founding our company, Dr. Mickle spent five years with New River Pharmaceuticals, a specialty pharmaceutical company, where he was a senior research scientist from 2001 to 2002, the director of chemistry from 2002 to 2003 and the director of drug discovery and CMC from 2003 to 2005. Dr. Mickle received his Ph.D. degree from the University of Iowa and his B.A. degree from Simpson College. Our Board believes that Dr. Mickle’s leadership of our company since its inception, knowledge of our company as founder and experience with pharmaceutical companies provides him with the qualifications and skills to serve as a director of our company.

Information Regarding the Board of Directors and Corporate Governance

Independence of The Board of Directors

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board has affirmatively determined that the following four directors are independent directors within the meaning of the applicable Nasdaq listing standards: Messrs. Pascoe, Plooster, Saluri and Tierney.

In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. The Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. Mickle, our president and chief executive officer, is not an independent director by virtue of his employment with the Company.

Board Leadership Structure

Our Board is currently chaired by our president and chief executive officer, Dr. Mickle. The Board has also appointed Mr. Pascoe as our lead independent director.

We believe that combining the positions of chief executive officer and board chair helps to ensure that the Board and management act with a common purpose. In our view, separating the positions of chief executive officer and board chair has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken our ability to develop and implement strategy. Instead, we believe that combining the positions of chief executive officer and board chair provides a single, clear chain of command to execute our strategic initiatives and business plans. In addition, we believe that a combined chief executive officer and board chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. We also believe that it is advantageous to have a board chair with an extensive history with and knowledge of the Company (as is the case with our chief executive officer) as compared to a relatively less informed independent board chair.

The Board appointed Mr. Pascoe as our lead independent director to help reinforce the independence of the Board as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined chief executive officer and board chair. As the lead independent director, Mr. Pascoe presides over meetings of our independent directors when needed, serves as a liaison between our chairman and the independent directors and performs additional duties as our Board may otherwise determine or delegate from time to time. As a result, we believe that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, we believe that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the board chair, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. In light of Dr. Mickle’s extensive history with and knowledge of the Company, and because the Board’s lead independent director is empowered to play a significant role in the Board’s leadership and in reinforcing the independence of the Board, the Company believes that it is advantageous for the Company to combine the positions of chief executive officer and board chair.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also provides oversight and assistance in connection with our legal, regulatory and ethical compliance programs as established by management and the Board. Our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) oversees all aspects of our corporate governance functions. The compensation committee of the Board (the “Compensation Committee”) assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Both the Board as a whole and the various standing committees receive periodic reports from our employees responsible for risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

Meetings of The Board of Directors

Our Board met twelve times during 2020. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served held during the portion of 2020 for which he was a director or committee member.

As required under the applicable Nasdaq listing standards, in the fiscal year ending December 31, 2020, our independent directors met five times in regularly scheduled executive sessions at which only our independent directors were present. Our lead independent director presided over these executive sessions.

Information Regarding Committees of the Board of Directors

The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table provides membership and meeting information for 2020 for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Travis C. Mickle, Ph.D.
Richard W. Pascoe	X*	X
Matthew R. Plooster		X*	X
Joseph B. Saluri	X		X*
David S. Tierney	X	X	X

Total meetings in 2020	5	2	2

*	Committee Chairperson

Below is a description of each committee of the Board.

Audit Committee

The Audit Committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent registered public accounting firm. Our Audit Committee consists of three directors, Richard W. Pascoe, Joseph B. Saluri and David S. Tierney. Our Board has determined that each of Messrs. Pascoe, Saluri and Tierney are independent directors under Nasdaq listing rules and under Rule 10A-3 under Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Pascoe is the chairman of the Audit Committee and our Board has determined that Mr. Pascoe is an “audit committee financial expert” as defined by SEC rules and regulations and based on a qualitative assessment of Mr. Pascoe’s level of knowledge and experience based on a number of factors including his previous business experience as described above under the section titled “Directors Continuing in Office Until the 2023 Annual Meeting.” The principal duties and responsibilities of the Audit Committee include:

●

appointing and retaining an independent registered public accounting firm to audit our financial statements, overseeing the independent registered public accounting firm’s work and determining the independent registered public accounting firm’s compensation;

●	approving in advance all audit services and non-audit services to be provided to us by our independent registered public accounting firm;

●

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

●

reviewing and discussing with management and our independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s review of our quarterly financial statements; and

●	conferring with management and our independent registered public accounting firm about the scope, adequacy and effectiveness of our internal accounting control and our financial reporting.

The Audit Committee met five times during the last fiscal year. Our Board has adopted a written audit committee charter that is available to our stockholders at www.kempharm.com.

Report of the Audit Committee of the Board of Directors (1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to our Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Richard W. Pascoe
Joseph B. Saluri
David S. Tierney

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is composed of three directors, Matthew R. Plooster, Richard W. Pascoe and David S. Tierney. All members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards) and each is a non-employee member of our Board as defined in Rule 16b-3 under the Exchange Act. Mr. Plooster is the chairman of the Compensation Committee. Our Board has determined that the composition of the Compensation Committee satisfies the applicable independence requirements under, and the functioning of our Compensation Committee, complies with the applicable requirements of the Nasdaq listing rules and SEC rules and regulations.

The principal duties and responsibilities of the Compensation Committee include:

●

establishing and approving, or, if it deems appropriate, recommending to the Board, performance goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives and setting, or recommending to the full Board for approval, the compensation of our chief executive officer, including incentive-based and equity-based compensation, based on that evaluation;

●	setting the compensation of our other executive officers, based in part on recommendations of the chief executive officer;

●

exercising administrative authority under our stock plans, as well as stock appreciation rights plans, pension and profit-sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, or any other similar programs which may be adopted from time to time;

●	establishing policies and making recommendations to our Board regarding director compensation;

●	reviewing and discussing with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings; and

●

preparing a compensation committee report on executive compensation as may be required from time to time to be included in our annual proxy statements or annual reports on Form 10-K filed with the SEC.

The Compensation Committee met two times during 2020. Our Board has adopted a written compensation committee charter that is available to our stockholders at www.kempharm.com.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets three times per year, but may meet with greater or lesser frequency, as deemed necessary by the Compensation Committee. The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with our chief executive officer. The Compensation Committee meets regularly in executive sessions. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our chief executive officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the Compensation Committee’s charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the Compensation Committee’s charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence. However, there is no requirement that any adviser be independent.

In 2020 and 2019, the Compensation Committee did not engage any compensation consultants, but considered the report and recommendations of Radford, an Aon Hewitt company and a prior compensation consultant to the Compensation Committee, from 2018 when making compensation decisions for our non-employee directors and executive offices in 2020 and 2019.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. In 2015, the Compensation Committee formed a single-person non-officer stock award committee, currently composed of our chief executive officer, Travis C. Mickle, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock awards to employees who are not officers of the Company, provided that such grants are made in accordance with guidelines established by the Compensation Committee. The purpose of this delegation of authority is to enhance the flexibility of our stock award administration and to facilitate the timely grant of stock awards to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. In particular, the single-person non-officer stock award committee may not grant stock awards to acquire more than 1,687 shares per employee and all grants made by this committee must be made to persons below the level of vice president. As part of the Compensation Committee’s oversight function, the minutes of each meeting and copies of each action by unanimous written consent of the single-member committee are to be sent to the members of the Compensation Committee. In 2020, the single-member committee exercised its authority to grant options to purchase an aggregate of 10,122 shares to non-officer employees.

The Compensation Committee endeavors to make significant adjustments to annual compensation, determine bonus and equity awards and establish new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the chief executive officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to it by the chief executive officer. In the case of the chief executive officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executive officers, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive compensation paid at other companies identified by the consultant.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of three directors, Joseph B. Saluri, Matthew R. Plooster and David S. Tierney. Mr. Saluri is the chairman of the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards).

The principal duties and responsibilities of the Nominating and Corporate Governance Committee include:

●	identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by the Board);

●	reviewing and evaluating incumbent directors;

●	recommending to the Board candidates for election to the Board;

●	making recommendations to the Board regarding the membership of the committees of the Board;

●	assessing the performance of the Board; and

●	overseeing and reviewing the Company’s corporate governance functions on behalf of the Board.

The Nominating and Corporate Governance Committee met two times during 2020. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to our stockholders at www.kempharm.com.

The Nominating and Corporate Governance Committee appreciates the value of thoughtfully refreshing the Board over time, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. The Committee is evaluating the need for greater diversity in the composition of the Board in light of its view that new and varied perspectives can provide a valuable benefit, The Committee has begun a process to seek qualified candidates who will add diversity to the Board, with the intention of making such additions, if appropriate candidates are identified and selected, by the time of the 2022 Annual Meeting of Stockholders.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, independence for purposes of the Nasdaq listing standards, diversity and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee c/o KemPharm, Inc., 1180 Celebration Blvd. Suite 103, Celebration, FL 34747, Attn: Corporate Secretary, at least 90 days, but not more than 120 days, prior to the anniversary date of the preceding year’s annual meeting of stockholders. Submissions must include the full name age, business address and residence address of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information for the proposed nominee, a description of the proposed nominee’s qualifications as a director, the name and address of the stockholder on whose behalf the submission is made and the number and class of the Company’s shares that are beneficially owned by such stockholder and such nominee as of the date of submission, including the date that such shares were acquired by such nominee. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications With The Board Of Directors

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to KemPharm, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747, Attn: Corporate Secretary. Each communication must set forth:

●	the name and address of the stockholder on whose behalf the communication is sent; and

●	the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication.

The Corporate Secretary will review each communication. The Corporate Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication. These screening procedures have been approved by a majority of the independent directors.

All communications directed to the Audit Committee in accordance with our open door policy for reporting complaints regarding accounting and auditing matters that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the chairperson of the Audit Committee.

Code of Ethics

We have adopted the KemPharm, Inc. Code of Business Conduct and Ethics (the “Code of Conduct”), that applies to all officers, directors and employees. The Code of Conduct is available on our website at www.kempharm.com. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Proposal 2

Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has selected RSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and has further directed that management submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. RSM has audited the Company’s financial statements since 2017. Representatives of RSM are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the appointment of RSM as the Company’s independent registered public accounting firm. However, the audit committee is submitting the appointment of RSM to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain RSM. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of RSM.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2020 and December 31, 2019, by RSM, the Company’s principal accountant for those fiscal years.

	Fiscal Year Ended (1)
	2020	2019
	(in thousands)
Audit Fees (2)	$316	$282
Audit-related Fees (3)	—	—
Tax Fees (4)	—	—
All Other Fees (5)	—	—
Total Fees	$316	$282

(1)	All fees described above were pre-approved by the Audit Committee.
(2)

Audit Fees are fees for the annual audit and quarterly reviews of the Company's financial statements, audits required by public company regulation, professional consultations with respect to accounting issues, registration statement filings and issuance of consents and similar matters.

(3)

Audit-related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(4)	Tax Fees are fees for tax compliance, planning and preparation.
(5)	All Other Fees are fees for products and services other than the services described above. No Other Fees were billed in fiscal year 2020 or 2019.

In connection with the audit of the 2021 financial statements, the Company plans to enter into an engagement agreement with RSM that sets forth the terms by which RSM would perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures and an exclusion of non-monetary or equitable relief.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and other permissible non-audit services, so long as such non-audit services will not impair the independent registered public accounting firm’s independence and are consistent with applicable rules and regulations, up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by RSM was compatible with maintaining the independent registered public accounting firm’s independence.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 2.

Proposal 3

Advisory Vote on Executive Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules. This advisory (non-binding) vote is commonly referred to as a “say-on-pay” vote.

This say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the say-on-pay vote is disclosed in the compensation tables and the related narrative disclosures that accompany the compensation tables contained in the “Executive Compensation” section of this proxy statement.  As described in those disclosures, the Company generally seeks to target its executive compensation to be at or near the median of the compensation paid to similarly situated executive officers of companies in our peer group for the applicable year.  Compensation of the Company’s named executive officers is designed to enable the Company to attract, retain and motivate talented and experienced executives to lead the Company successfully in a competitive environment; to provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value; and to align the named executive officers’ interests with those of stockholders through long-term incentives linked to company performance.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

Because the say-on-pay vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the stockholders, whether through this say-on-pay vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this say-on-pay vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting. Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes after considering the results of voting on Proposal 4 (Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation), the next scheduled say-on-pay vote will be at the 2024 Annual Meeting of Stockholders.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 3.

Proposal 4

Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation

Proposal 3 above provides our stockholders with an opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers. As mentioned above, this is commonly referred to as a “say-on-pay” vote. In this proposal, we are asking our stockholders to cast an advisory (non-binding) vote regarding the frequency of future say-on-pay votes. Stockholders may vote for a frequency of every one, two or three years, or may abstain from voting. This proposal, which is commonly referred to as a “say-on-frequency” vote, is also required by the Dodd Frank Act and Section 14A of the Exchange Act.

Under the Dodd Frank Act and Section 14A of the Exchange Act, now that we no longer qualify as an “emerging growth company,” we are required to solicit a non-binding advisory vote on the frequency of future “say-on-pay” votes at least once every six years. Accordingly, we are providing stockholders with the opportunity to cast an advisory (non-binding) vote on whether they would prefer future say-on-pay votes on an annual basis, once every two years or once every three years

The Board recommends that the say-on-pay vote be submitted to stockholders once every three years. The Board believes that a triennial say-on-pay vote will allow our stockholders to provide us with their input on our compensation policies and practices with a long-range view of company and executive performance. Additionally, a triennial say-on-pay vote is consistent with our objective to create long-term shareholder value as we seek input from, and engage in discussions with, our stockholders on corporate governance matters and our executive compensation policies and practices.

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the say-on-pay vote should be held every year, once every two years or once every three years. The alternative among one year, two years or three years that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting will be deemed to be the frequency preferred by the stockholders.

The Board and the Compensation Committee value the opinions of the stockholders in this matter, and will carefully review the voting results in establishing the frequency of future say-on-pay votes. However, because this vote is advisory and not binding on the Board, the Board may decide that it is in the best interests of our stockholders and the Company to hold future advisory votes with a frequency different from that chosen by the greatest number of stockholders and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

The Board Of Directors Recommends

A Vote In Favor Of "Three Year" for Proposal 4.

Proposal 5

Approval of 2021 Employee Stock Purchase Plan

Overview

In this proposal, we are asking our stockholders to approve the KemPharm Inc. 2021 Employee Stock Purchase Plan (“ESPP”). Our board of directors approved the ESPP on April 29, 2021, subject to stockholder approval. If stockholders approve this proposal, the ESPP will become effective on the date hereof. If the ESPP is not approved by our stockholders, it will not become effective. The ESPP is described in more detail below.

The purpose of the ESPP is to provide a means whereby KemPharm can align the long-term financial interests of our employees with the financial interests of our stockholders. In addition, the board of directors believes that the ability to allow our employees to purchase shares of KemPharm common stock will help us attract, retain, and motivate employees and encourage them to devote their best efforts to our business and financial success. Approval of the ESPP by our stockholders will allow us to provide our employees with the opportunity to acquire an ownership interest in KemPharm through their participation in the ESPP, thereby encouraging them to remain in service and more closely aligning their interests with those of our stockholders.

Description of the ESPP

The material features of the ESPP are described below. The following description of the ESPP is a summary only. This summary is not a complete statement of the ESPP and is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is attached hereto as Exhibit A. Our stockholders should refer to the ESPP for more complete and detailed information about the terms and conditions of the ESPP.

Purpose. The purpose of the ESPP is to provide a means by which eligible employees and certain designated companies may be given an opportunity to purchase shares of our common stock, to assist KemPharm in retaining the services of eligible employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for our success.

The Plan includes two components: a 423 Component and a Non-423 Component. We intend that the 423 Component will qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code. Except as otherwise provided in the ESPP or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

Share Reserve. The maximum number of shares of our common stock that may be issued under the ESPP is a number of shares equal to 1,500,000 shares of our common stock. Shares subject to purchase rights granted under the ESPP that terminate without having been exercised in full will not reduce the number of shares available for issuance under the ESPP. As of April 27, 2021, the Record Date, the closing price of KemPharm’s common stock as reported on Nasdaq was $9.46 per share.

Administration. The Board, or a duly authorized committee thereof, will administer the ESPP.

Limitations. KemPharm employees and the employees of any of our designated affiliates, as designated by the Board, will be eligible to participate in the ESPP, provided they may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by the administrator: (1) customary employment with KemPharm or one of our affiliates for more than 20 hours per week and five or more months per calendar year or (2) continuous employment with KemPharm or one of our affiliates for a minimum period of time, not to exceed two years, prior to the first date of an offering. In addition, the Board may also exclude from participation in the ESPP or any offering, employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) or a subset of such highly compensated employees. If this proposal is approved by the stockholders, all the employees of KemPharm and our affiliates will be eligible to participate in the ESPP. KemPharm is expected to have approximately 22 employees who will be eligible participate in the ESPP. An employee may not be granted rights to purchase stock under the ESPP (a) if such employee immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of KemPharm stock or (b) to the extent that such rights would accrue at a rate that exceeds $25,000 worth of KemPharm stock for each calendar year that the rights remain outstanding.

The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. The administrator may specify offerings with a duration of not more than 27 months, and may specify one or more shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of KemPharm common stock will be purchased for the employees who are participating in the offering. The administrator, in its discretion, will determine the terms of offerings under the ESPP. The administrator has the discretion to structure an offering so that if the fair market value of a share of KemPharm stock on the first day of any purchase period during the offering period is less than or equal to the fair market value of a share of KemPharm stock on the first day of the ongoing offering period, then that offering will terminate immediately, and the participants in such terminated offering will be automatically enrolled in a new offering that begins on such date.

A participant may not transfer purchase rights under the ESPP other than by will, the laws of descent and distribution, or as otherwise provided under the ESPP.

Payroll Deductions. The ESPP permits participants to purchase shares of KemPharm common stock through payroll deductions. Unless otherwise determined by the administrator, the purchase price of the shares will be 85% of the lower of the fair market value of KemPharm common stock on the first day of an offering or on the date of purchase. Participants may end their participation at any time during an offering and will be paid their accrued contributions that have not yet been used to purchase shares, without interest. Participation ends automatically upon termination of employment with KemPharm and our affiliates.

Purchase of Stock. By executing an agreement to participate in the ESPP, the employee is entitled to purchase shares under the ESPP. In connection with offerings made under the ESPP, our Board of Directors or the Compensation Committee specifies a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of our common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of purchase rights granted in the offering would exceed the maximum aggregate number of shares of our common stock available, our Board of Directors or the Compensation Committee would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically on the purchase date, as set by our Board of Directors, at the applicable price. See “Withdrawal” below. In addition, unless otherwise specifically provided in the offering, the amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares on the final purchase date of an offering will be distributed in full to the participant at the end of such offering, without interest.

Withdrawal. Participants may withdraw from an offering by delivering a withdrawal form to KemPharm and terminating their contributions. Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the Plan Administrator. Upon such withdrawal, KemPharm will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in any other offerings under the ESPP.

Termination of Employment. A participant’s rights under any offering under the ESPP will terminate immediately if the participant either (i) is no longer employed by KemPharm or any of our parent or subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, KemPharm will distribute to the participant his or her accumulated but unused contributions, without interest.

Adjustment Provisions. Transactions not involving receipt of consideration by us, such as a reincorporation, combination, reclassification, stock dividend or stock split, may change the type, class and number of shares of common stock subject to the ESPP and to outstanding purchase rights. In that event, the ESPP will be appropriately adjusted in the type, class and maximum number of shares subject to the ESPP and the outstanding purchase rights granted under the ESPP will be appropriately adjusted in the type, class, number of shares and purchase limits of such purchase rights.

Corporate Transactions. In the event of certain specified significant corporate transactions, such as a merger or change in control, a successor corporation may assume, continue, or substitute each outstanding purchase right. If the successor corporation does not assume, continue, or substitute for the outstanding purchase rights, the offering in progress will be shortened and a new purchase date will be set. The participants’ purchase rights will be exercised on the new purchase date and such purchase rights will terminate immediately thereafter.

Amendment and Termination. The Board has the authority to amend, suspend, or terminate the ESPP, at any time and for any reason, provided certain types of amendments will require the approval of KemPharm stockholders. Any benefits, privileges, entitlements and obligations under any outstanding purchase rights granted before an amendment, suspension or termination of the ESPP will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. The ESPP will remain in effect until terminated by the Board in accordance with the terms of the ESPP.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and KemPharm with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of KemPharm common stock acquired under the ESPP. The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

423 Component of the ESPP

Rights granted under the 423 Component of the ESPP are intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of KemPharm common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.

If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.

If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

Non-423 Component

A participant will be taxed on amounts withheld for the purchase of shares of KemPharm common stock as if such amounts were actually received. Under the Non-423 Component, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the purchase right over the purchase price. If the participant is employed by KemPharm or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the purchase right, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

There are no U.S. federal income tax consequences to KemPharm by reason of the grant or exercise of rights under the ESPP. KemPharm is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of tax reporting obligations).

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the ESPP. Therefore, we cannot currently determine the benefits or number of shares subject to purchase rights and a new plan benefits table is thus not provided.

Vote Required for Approval and Directors Recommendation

Approval of Proposal 5 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but will have no effect on the outcome of the vote.

Our board of directors believes that approval of Proposal 5 is in our best interests and the best interests of our stockholders for the reasons stated above.

The Board of Directors Recommends

A Vote in Favor of Proposal 5.

Proposal 6

Approval of Amended and Restated 2014 Equity Incentive Plan

The KemPharm Inc. 2014 Equity Incentive Plan (the “2014 Plan”) originally became effective on April 1, 2015 in connection with our initial public offering.

On April 29, 2021, the board of directors approved amending and restating the 2014 Plan, subject to stockholder approval of this Proposal 6. We refer to the 2014 Equity Incentive Plan, as amended and restated by the board of directors, as the “A&R Plan” throughout this proxy statement. Subject to stockholder approval of this Proposal 6, following the Effective Date of the A&R Plan, no additional stock awards may be granted under the 2014 Plan.

A description of the material terms of the A&R Plan are summarized below. The key differences between the terms of the 2014 Plan and the A&R Plan are as follows:

●	The A&R Plan provides that an additional 4,900,000 shares may be issued pursuant to stock awards granted under the A&R Plan;

●

The A&R Plan contains a “pour-over” provision, which adds to the share reserve of the A&R Plan both (i) the number of unallocated shares available for issuance of future awards under the 2014 Plan as of the effective date of the A&R Plan, and (ii) a number of shares that underly outstanding stock awards under the 2014 Plan that may be forfeited, terminated, expired, reacquired or cancelled after the effective date of the A&R Plan.

●

The A&R Plan includes a term that is approximately seven years longer than the 2014 Plan, thus extending the latest date on which incentive stock options may be granted under the A&R Plan as well as the annual automatic share increase.

●

The A&R Plan eliminates references to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the A&R Plan eliminates individual grant limits that applied under the 2014 Plan to awards that were intended to comply with the exemption for "performance-based compensation" under Code Section 162(m).

Why We Are Asking Our Stockholders to Approve the A&R Plan

We are seeking stockholder approval of the A&R Plan to, among other things, increase the number of shares available for the grant of stock options, restricted stock unit awards and other awards by 4,900,000 shares, and to extend the term for approximately seven years, extending the latest date on which incentive stock options may be granted under the A&R Plan as well as the annual automatic share increase, each of which will enable us to have a competitive equity incentive program to continue to compete with our peer group for key talent.

Our stockholders’ approval of the A&R Plan will allow us to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our board of directors or Compensation Committee. The A&R Plan will also allow us to further utilize a broad array of equity incentives in order to secure and retain the services of our employees, directors and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders.

Stockholder Approval

If this Proposal 6 is approved by our stockholders, the A&R Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 6, the A&R Plan will not become effective, and the 2014 Plan will continue in its current form.

Why You Should Vote to Approve the A&R Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

The board of directors believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees, directors and consultants because of the strong competition for highly trained and experienced individuals in optoelectronic-product companies. Therefore, the board of directors believes that the A&R Plan is in the best interests of our business and our stockholders and recommends a vote in favor of this Proposal 6.

The A&R Plan will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, directors and consultants, consistent with our compensation philosophy and common compensation practices for our industry. To date, equity awards have been a key aspect of our program to attract and retain key employees, directors and consultants. We believe the use of equity awards strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our common stock. In addition, we believe equity awards encourage employee ownership of our common stock and promote employee retention through the reward of long-term Company performance.

We Carefully Manage the Use of Equity Awards and Dilution Is Reasonable

Our compensation philosophy reflects broad-based eligibility for equity awards. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees, directors and consultants.

Overhang

The following tables provide certain information regarding our use of equity awards.

As of March 31, 2021
Total number of shares of common stock subject to outstanding stock options	343,190
Weighted-average exercise price of outstanding stock options	$73.83
Weighted-average remaining term of outstanding stock options	7.27 years
Total number of shares of common stock available for grant under our 2014 Plan	229,317

As of April 27, 2021 (Record Date)
Total number of shares of common stock outstanding	28,489,300
Per-share closing price of common stock as reported on Nasdaq	$9.46

Burn Rate

The following table provides detailed information regarding the activity related to our 2014 equity incentive plans for fiscal years 2020, 2019 and 2018.

	Fiscal Year 2020	Fiscal Year 2019	Fiscal Year 2018
Total number of shares of common stock subject to stock options granted	343,190	305,340	210,324
Weighted-average number of shares of common stock outstanding	3,980,975	1,853,397	1,120,626
Burn Rate(1)	8.6	16.5	18.8

(1)  Burn Rate is calculated as: (shares subject to stock options granted + shares subject to time-based full value awards granted + shares subject to performance-based full value awards vested or earned)/weighted average common shares outstanding.

The A&R Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:

●

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the A&R Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

●

No liberal change in control definition. The change in control definition in the A&R Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the A&R Plan to be triggered.

●

Limit on non-employee director compensation. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any period commencing on the date of the annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of the annual meeting of stockholders for the next subsequent year, including awards granted and cash fees paid by the Company to such non-employee director, will not exceed $500,000 in total value calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

●

Material amendments require stockholder approval. The A&R Plan requires stockholder approval of any material revisions to the A&R Plan. In addition, certain other amendments to the A&R Plan require stockholder approval.

●	Clawback policy. All awards granted to our executive officers under the A&R Plan are subject to our clawback policy.

Vote Required

At the Annual Meeting, the stockholders are being asked to approve the A&R Plan. The affirmative vote of the holders of a majority of the shares present and entitled to vote either in person or by proxy is required to approve the A&R Plan.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF THE A&R PLAN.

Description of the A&R Plan

The material features of the A&R Plan are described below. The following description of the A&R Plan is a summary only and is qualified in its entirety by reference to the complete text of the A&R Plan. Stockholders are urged to read the actual text of the A&R Plan in its entirety, which is attached to this proxy statement as Exhibit B.

Purpose

The A&R Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and our affiliates, and to provide a means by which such persons may be given an opportunity to benefit from increases in the value of our common stock. The A&R Plan is also designed to align employees’ interests with stockholder interests.

If the A&R Plan is not approved by our stockholders, the A&R Plan will not become effective.

Types of Awards

The terms of the A&R Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the A&R Plan will not exceed the sum of (i) the number of unallocated shares remaining available for the grant of new awards under the 2014 Plan as of the effective date of the A&R Plan, (ii) 4,900,000 new shares, and (iii) any shares subject to outstanding stock awards granted under the 2014 Plan that, from and after the effective date of the A&R Plan, (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award. In addition, the share reserve will be automatically increased each year by the lesser of (a) four percent of the number of shares of our capital stock outstanding on December 31 of the preceding calendar year and (b) such lesser number determined by our board of directors. As of April 26, 2021, there were 229,317 unallocated shares remaining available for grant of new awards under the 2014 Plan, and there were 343,190 shares subject to outstanding awards under the 2014 Plan.

The following actions will not result in an issuance of shares of our common stock under the A&R Plan and accordingly will not reduce the number of shares of our common stock available for issuance under the A&R Plan: (i) the expiration or termination of any portion of an award granted under the A&R Plan without the shares covered by such portion of the award having been issued; or (ii) the settlement of any portion of an award granted under the A&R Plan in cash.

If any shares of our common stock issued pursuant to an award granted under the A&R Plan are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, then such shares will become available again for issuance under the A&R Plan.

Eligibility

All of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the A&R Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the A&R Plan only to our (including our affiliates’) employees.

As of April 26, 2021, we (including our affiliates) had approximately 22 employees, 4 non-employee directors and 3 consultants (which includes non-employee contractors).

Administration

The A&R Plan will be administered by our board of directors, which may in turn delegate some or all of the administration of the A&R Plan to a committee or committees composed of members of the board of directors. Our board of directors has delegated concurrent authority to administer the A&R Plan to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. Our board of directors and Compensation Committee are each considered to be a Plan Administrator for purpose of this Proposal 6.

Subject to the terms of the A&R Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the A&R Plan, including the period of their exercisability and vesting. Among other authority, the Plan Administrator also has the authority to amend outstanding awards, provided that no such amendment materially impairs the rights of the holder of such stock awards, to reprice options or to exchange underwater options for cash or other stock awards, and to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the A&R Plan.

The Plan Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our common stock subject to such awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.

Limit on Non-Employee Director Compensation

As noted above, the A&R Plan contains a limit on the aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any period commencing on the date of the annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of the annual meeting of stockholders for the next subsequent year.

Stock Options

Stock options may be granted under the A&R Plan pursuant to stock option agreements. The A&R Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the A&R Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant (or 110%, in some cases, as described below). Stock options will vest as determined by the Plan Administrator at the rate specified in the stock option agreement (subject to the minimum vesting limitations described above). The term of stock options granted under the A&R Plan may not exceed ten years from the date of grant (or five years, in some cases, as described below). Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the A&R Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service with us or any of our affiliates:

●

terminates other than for cause (as defined in the A&R Plan) or due to death or disability (as defined in the A&R Plan), the participant may exercise any vested stock options for up to three months following termination;

●	terminates due to the participant’s disability, the participant may exercise any vested stock options for up to 12 months following termination;

●

terminates due to the participant’s death (or the participant dies within a specified period following termination), the participant’s beneficiary may exercise any vested stock options for up to 18 months following the participant’s death; or

●

is terminated for cause, all stock options held by the participant will terminate upon the participant’s termination and the participant will be prohibited from exercising any stock option from and after such termination date.

The post-termination exercise period applicable to a participant’s stock option may be extended under specific circumstances provided in the A&R Plan, but in no event may a stock option be exercised after its original expiration date.

Generally, a participant may not transfer a stock option granted under the A&R Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order.

Limitations on Incentive Stock Options

In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:

●	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

●	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the A&R Plan is 16,700,000 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the A&R Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The term of stock appreciation rights granted under the A&R Plan may not exceed ten years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the A&R Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the A&R Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the A&R Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the minimum vesting limitations described above). Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The A&R Plan allows us to grant performance cash and performance stock awards. A performance award is an award that may vest or may be exercised, or that may become earned and paid, contingent upon the attainment of certain performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the applicable award agreement, the Plan Administrator may determine that cash may be used in payment of performance awards.

Performance goals under the A&R Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; (xxxviii) the number of customers, including but not limited to customers users; (xxxix) employee retention; (xl) pre-clinical development related compound goals; (xli) financing; (xlii) regulatory milestones, including approval of a compound; (xliii) stockholder liquidity; (xliv) corporate governance and compliance; (xlv) product commercialization; (xlvi) intellectual property; (xlvii) personnel matters; (xlviii) progress of internal research or clinical programs; (xlix) progress of partnered programs; (l) implementation or completion of projects and processes; (li) partner satisfaction; (lii) budget management; (liii) clinical achievements; (liv) completing phases of a clinical study (including the treatment phase); (lv) announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; (lvi) timely completion of clinical trials; (lvii) submission of INDs and NDAs and other regulatory achievements; (lviii) partner or collaborator achievements; (lix) internal controls, including those related to the Sarbanes-Oxley Act of 2002; (lx) research progress, including the development of programs; (lxi) investor relations, analysts and communication; (lxii) manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); (lxiii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (lxiv) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); (lxv) supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); (lxvi) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; and (lxvii) and other measures of performance selected by the Plan Administrator.

Performance goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Plan Administrator (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles, (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the Food and Drug Administration or any other regulatory body and (13) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item.

In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for such performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the stock award agreement or the written terms of a performance cash award.

In addition, the Plan Administrator retains the discretion to define the manner of calculating the performance criteria it selects to use for a performance period and to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goal.

Other Awards

Other forms of awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other awards under the A&R Plan. Subject to the terms of the A&R Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other awards.

Clawback Policy

Awards granted to our executive officers under the A&R Plan will be subject to recoupment in accordance with our clawback policy.  The policy provides that if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under applicable securities laws, and it is determined that such noncompliance was due in whole or in part to such executive officer’s misconduct, the Company may seek to recover from the executive officer the equity incentive compensation granted to, earned by or vested in such executive officer during the one-year period preceding the accounting restatement.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of our common stock subject to the A&R Plan; (ii) the class(es) and maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person subject to the non-employee director compensation limitation; and (iv) the class(es) and number of shares of our common stock and the exercise, strike or purchase price per share of our common stock subject to outstanding awards.

Corporate Transaction and Change in Control

The following applies to each outstanding award under the A&R Plan in the event of a corporate transaction (as defined in the A&R Plan and described below) or a change in control (as defined in the A&R Plan and described below), unless provided otherwise in the applicable award agreement, in any other written agreement between a participant and the Company or an affiliate, or in any director compensation policy of the Company. For purposes of this Proposal 6, the term “Transaction” will mean such corporate transaction or change in control.

In the event of a Transaction, the Plan Administrator may

●	arrange for the assumption, continuation or substitution of a stock award by a successor corporation;

●	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

●	accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;

●	arrange for the lapse, in whole or in part, of any reacquisition or repurchase right held by us; or

●	cancel the stock award prior to the transaction in exchange for a cash payment, which may be reduced by the exercise price payable in connection with the stock award.

The administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner. The administrator may take different actions with respect to the vested and unvested portions of a stock award.

Under the A&R Plan, a “corporate transaction” generally means the consummation of any one or more of the following events: (1) a sale or other disposition of all or substantially all of our assets; (2) a sale or other disposition of at least 50% of our outstanding securities; (3) a merger, consolidation or similar transaction where we do not survive the transaction; or (4) a merger, consolidation or similar transaction where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Under the A&R Plan, a “change in control” generally means the occurrence of any one or more of the following events: (1) the acquisition by any person, entity or group of our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (2) a consummated merger, consolidation or similar transaction in which our stockholders immediately before such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (3) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets, other than to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (4) when a majority of our board of directors becomes comprised of individuals who were not serving on our board of directors on the date the A&R Plan was adopted by our board of directors (the “incumbent board of directors”), or whose nomination, appointment, or election was not approved by a majority of the incumbent board of directors still in office.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the A&R Plan at any time. However, except as otherwise provided in the A&R Plan, no amendment or termination of the A&R Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the A&R Plan as required by applicable law and listing requirements.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the A&R Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the A&R Plan. The A&R Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The A&R Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limitations

Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the A&R Plan will be subject to the deduction limit under Section 162(m) of the Code and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

New Plan Benefits under A&R Plan

The following table sets forth certain information regarding future benefits under the A&R Plan.

Name and Position	Dollar Value ($)	Number of Shares (#)
	(1)	(1)
	(1)	(1)
	(1)	(1)
	(1)	(1)
	(1)	(1)
All current executive officers as a group	(1)	(1)
All current directors who are not executive officers as a group	(2)	15,000 per calendar year (2)
All employees, including current officers who are not executive officers, as a group	(1)	(1)

(1)  Awards granted under the A&R Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the A&R Plan, and we have not granted any awards under the A&R Plan subject to stockholder approval of this Proposal 6. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the A&R Plan are not determinable.

(2)  Awards granted under the A&R Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the A&R Plan. However, pursuant to our current compensation program for non-employee directors, each of our current non-employee directors is eligible to receive annual grants of (i) a stock option to purchase 15,000 shares of common stock and (ii) a restricted stock unit award covering a number of shares of common stock. On and after the date of the Annual Meeting, any such awards will be granted under the A&R Plan if this Proposal 6 is approved by our stockholders. For additional information regarding our current compensation program for non-employee directors, please see “Director Compensation” below.

The Board of Directors Recommends

A Vote in Favor of Proposal 6.

Executive Officers

The following table sets forth information concerning our executive officers and a significant employee, including their ages as of December 31, 2020:

Name	Age	Position

Executive Officers
Travis C. Mickle, Ph.D.	47	President, Chief Executive Officer and Chairman of the Board
Sven Guenther, Ph.D.	48	Executive Vice President, Research and Development
R. LaDuane Clifton, CPA	48	Chief Financial Officer, Secretary and Treasurer

Significant Employees
Timothy J. Sangiovanni, CPA	37	Vice President, Corporate Controller

Executive Officers

Travis C. Mickle, Ph.D.

Biographical information regarding Dr. Mickle is set forth under “Director Continuing in Office Until the 2022 Annual Meeting.”

Sven Guenther, Ph.D.

Dr. Guenther joined our company as our group leader of research in 2007 and served as a member of our board of directors from April 2012 to April 2015, and has served as our executive vice president, research and development since May 2014. Prior to joining our company, Dr. Guenther served as a research scientist for New River Pharmaceuticals from 2003 to 2007. Dr. Guenther received his Ph.D. degree from the University of Iowa.

R. LaDuane Clifton, CPA

Mr. Clifton has served as our Chief Financial Officer, Secretary, and Treasurer since February 2016. Previously, Mr. Clifton served as our Chief Financial Officer from June 2015 to February 2016. Previously, Mr. Clifton served as our Vice President of Finance and Corporate Controller from April 2015 to June 2016. Prior to joining our company, Mr. Clifton served in a variety of positions with The LGL Group, Inc. (AMEX: LGL), a publicly-held global producer of highly-engineered electronic components used in telecommunications and guidance applications, from August 2009 to February 2015, including Chief Financial Officer, Secretary, and Treasurer from December 2012 to February 2015, Chief Accounting Officer and Secretary from March 2010 to December 2012 and Corporate Controller from August 2009 to March 2010. From August 2008 to August 2009, Mr. Clifton served as the Chief Financial Officer of a21, Inc. (OTCBB: ATWO), a publicly-held holding company with businesses in stock photography and the online retail and manufacturer of framed art, and as its Corporate Controller from March 2007 to August 2008. Mr. Clifton served in a variety of finance and medical cost analysis roles with Aetna, Inc., a publicly-held provider of healthcare benefits, from August 1991 to August 2004. Mr. Clifton was an auditor with KPMG, LLP from August 2004 to March 2007. Mr. Clifton received his B.B.A and M.B.A from University of North Florida and is a Certified Public Accountant in the State of Florida.

Significant Employees

Timothy J. Sangiovanni, CPA

Mr. Sangiovanni has served as our Vice President, Corporate Controller since February 2017, having previously held the position of Director, Financial Reporting since August 2015. Prior to joining our company, Mr. Sangiovanni was Manager, Internal Audit Worldwide at Tupperware Brands Corporation, a leading publicly-held marketer of home and personal care products, Audit Manager at KPMG LLP, a global network of professional firms providing audit, tax and advisory services, and Billing Analyst at Switch and Data Facilities Company, Inc. (today, Equinix, Inc.), a leading publicly-held provider of global colocation data center services. Mr. Sangiovanni is a Certified Public Accountant in the State of Florida and earned his B.A. in Accounting from the University of South Florida.

Security Ownership of

Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our common stock as of the Record Date for:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 28,489,300 shares of common stock outstanding as of the Record Date.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before June 26, 2021, which is 60 days after the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o KemPharm, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Name of Beneficial Owner

Principal Stockholders:
Samuel J. Braun (1)	2,056,500	7.2%

Named Executive Officers and Directors:
Travis C. Mickle, Ph.D. (2)	253,795	*
Sven Guenther, Ph.D. (3)	36,942	*
R. LaDuane Clifton, CPA (4)	36,784	*
Richard W. Pascoe (5)	8,347	*
Matthew R. Plooster (6)	8,912	*
Joseph B. Saluri (7)	7,868	*
David S. Tierney (8)	8,855	*
All current directors and executive officers as a group (7 persons) (9)	361,503	1.3%

*     Represents beneficial ownership of less than 1%.

(1)	As reported on a Schedule 13G filed by Samuel J. Braun with the SEC on April 19, 2021. The principal business address of Samuel J. Braun is 5 West Main St., Box 361, Warner, SD 57479-0361.
(2)

Consists of (a) 118,007 shares of common stock held directly by Dr. Mickle, (b) 9,824 shares of common stock held by the Travis C. Mickle 2015 Dynasty Trust dated 7/21/2015, for which Ms. Christal M.M. Mickle ("Ms. Mickle") serves as trustee, (c) 15,242 shares of common stock held by the Christal M.M. Mickle 2015 Gift Trust dated 7/21/2015, for which Dr. Mickle serves as trustee, (d) 1,341 shares of common stock held by the TCM Family Trust u/d/p April 30, 2009, for which Dr. Mickle and Ms. Mickle serve as co-trustees, (e) 7,701 shares of common stock held by the Mickle Family Trust u/d/p April 30, 2009, for which Dr. Mickle and Ms. Mickle serve as co-trustees, (f) 6,287 shares of common stock held jointly by Dr. Mickle and Ms. Mickle, (g) 1,034 shares of common stock held by Mickle Investments LLC, for which Dr. Mickle and Ms. Mickle serve as members and (h) 94,359 shares of common stock underlying options held by Dr. Mickle that are exercisable within 60 days of the Record Date.

(3)	Consists of (a) 2,740 shares of common stock held directly by Dr. Guenther and (b) 34,202 shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(4)	Consists of (a) 3,125 shares of common stock held directly by Mr. Clifton and (b) 33,659 shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(5)	Consists of (a) 1,785 shares of common stock held directly by Mr. Pascoe and (b) 6,562 shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(6)

Consists of (a) 1,531 shares of common stock held directly by Mr. Plooster, (b) 69 shares of common stock held by TD Ameritrade Clearing Inc. Custodian FBO Matthew Ryan Plooster Roth IRA, for which Mr. Plooster serves as trustee, (c) 7,312 shares of common stock underlying options held by Mr. Plooster that are exercisable within 60 days of the Record Date.

(7)	Consists of (a) 1,306 shares of common stock held directly by Mr. Saluri and (b) 6,562 shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(8)	Consists of (a) 1,835 shares of common stock held directly by Mr. Tierney and (b) 7,020 shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(9)	Consists of (a) 171,828 shares of common stock and (b) 189,676 shares of common stock underlying options that are exercisable within 60 days of the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2020, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Executive Compensation

Our chief executive officer and two of our other most highly compensated executive officers for the year ended December 31, 2020 are listed below:

●	Travis C. Mickle, Ph.D., our president, chief executive officer and chairman of the board;

●	Sven Guenther, Ph.D., our executive vice president, research and development; and

●	R. LaDuane Clifton, CPA, our chief financial officer, secretary and treasurer:

We refer to these executive officers as our named executive officers.

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2020 and 2019, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Travis C. Mickle, Ph.D.	2020	530,450	-	291,748	134,381	11,400	967,979
President, chief executive officer and chairman of the board	2019	527,875	-	-	825,807	6,492	1,360,174
Sven Guenther, Ph.D.	2020	374,792	10,000	124,285	51,193	13,061	563,331
Executive vice president, research and development	2019	363,875	-	-	311,906	11,950	687,731
R. LaDuane Clifton, CPA	2020	350,200	-	134,827	51,193	4,894	541,114
Chief financial officer, secretary and treasurer	2019	348,500	-	-	311,906	4,081	664,487

(1)	The amounts for 2020 reflect non-equity incentive plan awards paid in 2021, for performance during 2020.
(2)

The amounts reflect the full grant date fair value for awards granted during 2020 and 2019, respectively. The grant date fair value was computed in accordance with ASC Topic 718, Compensation—Stock Compensation. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note L to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(3)	See “Narrative to Summary Compensation Table—Other Compensation” for a description of the items in this column.

Narrative to Summary Compensation Table

We review compensation at least annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives. The Compensation Committee has historically determined our executives’ compensation. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, our Compensation Committee, without members of management present, discusses and ultimately approves the compensation of our executive officers.

Annual Base Salary

Our named executive officers’ base salaries are reviewed periodically by our Compensation Committee, and adjustments may be made upon the approval of the Compensation Committee.

Effective March 1, 2019, our Compensation Committee approved an increase in Dr. Mickle’s, Dr. Guenther’s and Mr. Clifton’s annual base salaries to $530,450, $365,650, and $350,200, respectively.

Effective March 1, 2020, our Compensation Committee approved an increase in Dr. Guenther’s annual base salary to $376,620.

Effective March 16, 2021, our Compensation Committee approved an increase in Dr. Mickle’s, Dr. Guenther’s and Mr. Clifton’s annual base salaries to $570,234, $404,867, and $376,465, respectively.

Annual Bonus and Non-Equity Incentive Plan Awards

Our Board and Compensation Committee may make cash bonus and non-equity incentive plan awards in their discretion. In May 2020, we awarded Dr. Guenther a cash bonus of $10,000 in connection with his product development efforts.

In February 2020, our Compensation Committee determined that no cash awards would be paid to our executive officers for their services in 2019.

In March 2021, our Compensation Committee approved cash awards to Dr. Mickle, Dr. Guenther and Mr. Clifton of $291,748, $124,285, and $134,827, respectively, for their services in 2020. These award amounts were in recognition for Dr. Mickle’s, Dr. Guenther’s and Mr. Clifton’s performance during the indicated year based on corporate and individual objectives and are reflected in the “Non-Equity Incentive Plan Awards” column of the Summary Compensation Table above for 2020.

Long-Term Incentives

Our 2014 equity incentive plan (the “2014 Plan”) authorizes us to make grants to eligible recipients of non-qualified stock options, incentive stock options and other stock-based awards. All of our awards under this plan have been in the form of stock options.

We typically grant stock options at the start of employment to each executive and our other employees. Through December 31, 2020, we have not maintained a policy of granting additional equity on an annual basis, but we have retained discretion to provide additional targeted grants in appropriate circumstances.

We award stock options to employees who are not officers of the Company on the date the single-person non-officer stock award subcommittee of the Compensation Committee approves the grant. If employees are officers of the Company we award stock options on the date the Compensation Committee approves the grant. We set the option exercise price as the last reported sale price of our common stock on The Nasdaq Stock Market on the date of grant. In addition, unless we specifically state otherwise, historical stock prices in this proxy statement have been adjusted to reflect a 1-for-16 reverse stock split of our common stock effected on December 23, 2020.

In February 2019, we granted Dr. Mickle an option to purchase 26,250 shares of our common stock. The shares subject to this option will vest in equal annual installments over a period of four years. The exercise price of this option is $42.56 per share, which equaled the closing sale price per share of our common stock as reported on The Nasdaq Stock Market on the date of grant. In November 2019, we granted Dr. Mickle an option to purchase 2,250 shares of our common stock. The shares subject to this option vested in full and became immediately exercisable upon the acceptance of the AZSTARYS NDA by the FDA in May 2020. The exercise price of this option is $8.2576 per share, which equaled the closing sale price per share of our common stock as reported on The Nasdaq Stock Market on the date of grant. In February 2020, we granted Dr. Mickle an option to purchase 26,250 shares of our common stock. The shares subject to this option vested in full and became immediately exercisable upon the approval of the AZSTARYS NDA by the FDA in March 2021. The exercise price of this option is $5.984 per share, which equaled the closing sale price per share of our common stock as reported on The Nasdaq Stock Market on the date of grant. All shares underlying these options will vest in full and become immediately exercisable upon a change of control of the Company or if the Dr. Mickle is terminated without cause or resigns for good reason (each as defined in Dr. Mickle’s employment agreement, discussed under “Employment Arrangements and Potential Payments upon Termination of Employment” herein). With respect to equity awards that vest based on the attainment of performance goals, the performance goals will be deemed to have met as of the date of termination.

In February 2019, we granted Dr. Guenther an option to purchase 10,000 shares of our common stock. The shares subject to this option will vest in equal annual installments over a period of four years. The exercise price of this option is $42.56 per share, which equaled the closing sale price per share of our common stock as reported on The Nasdaq Stock Market on the date of grant. In November 2019, we granted Dr. Guenther an option to purchase 3,500 shares of our common stock. The shares subject to this option vested in full and became immediately exercisable upon the acceptance of the AZSTARYS NDA by the FDA in May 2020. The exercise price of this option is $8.2576 per share, which equaled the closing sale price per share of our common stock as reported on The Nasdaq Stock Market on the date of grant. In February 2020, we granted Dr. Guenther an option to purchase 10,000 shares of our common stock. The shares subject to this option vested in full and became immediately exercisable upon the approval of the AZSTARYS NDA by the FDA in March 2021. The exercise price of this option is $5.984 per share, which equaled the closing sale price per share of our common stock as reported on The Nasdaq Stock Market on the date of grant. All shares underlying these options will vest in full and become immediately exercisable upon a change of control of the Company or if the Dr. Guenther is terminated without cause or resigns for good reason (each as defined in Dr. Guenther’s employment agreement, discussed under “Employment Arrangements and Potential Payments upon Termination of Employment” herein). With respect to equity awards that vest based on the attainment of performance goals, the performance goals will be deemed to have met as of the date of termination.

In February 2019, we granted Mr. Clifton an option to purchase 10,000 shares of our common stock. The shares subject to these options will vest in equal annual installments over a period of four years. The exercise price of these options are $42.56 per share, which equaled the closing sale price per share of our common stock as reported on The Nasdaq Stock Market on the date of grant. In November 2019, we granted Mr. Clifton an option to purchase 2,250 shares of our common stock. The shares subject to this option vested in full and became immediately exercisable upon the acceptance of the AZSTARYS NDA by the FDA in May 2020. The exercise price of this option is $8.2576 per share, which equaled the closing sale price per share of our common stock as reported on The Nasdaq Stock Market on the date of grant. In February 2020, we granted Mr. Clifton an option to purchase 10,000 shares of our common stock. The shares subject to this option vested in full and became immediately exercisable upon the approval of the AZSTARYS NDA by the FDA in March 2021. The exercise price of this option is $5.984 per share, which equaled the closing sale price per share of our common stock as reported on The Nasdaq Stock Market on the date of grant. All shares underlying these options will vest in full and become immediately exercisable upon a change of control of the Company or if the Mr. Clifton is terminated without cause or resigns for good reason (each as defined in Mr. Clifton’s employment agreement, discussed under “Employment Arrangements and Potential Payments upon Termination of Employment” herein). With respect to equity awards that vest based on the attainment of performance goals, the performance goals will be deemed to have met as of the date of termination.

Other Compensation

Other amounts shown in the “All Other Compensation” column in the Summary Compensation Table relate to Company contributions to the 401(k) plan, premiums we paid for life and disability insurance policies and tax gross-up payments.

Except for the benefits described above, we do not provide perquisites or personal benefits to our named executive officers. We do, however, pay the premiums for medical, dental and vision insurance, and payments for certain qualified dependent care benefits for all of our employees, including our named executive officers.

Employment Arrangements and Potential Payments upon Termination of Employment

In May 2014, we entered into an employment agreement with Dr. Mickle, under which Dr. Mickle serves as our president and chief executive officer. Under this agreement, upon the execution of a release of claims, Dr. Mickle is eligible to receive severance benefits in specified circumstances.

In the event that we terminate Dr. Mickle without cause or he resigns for good reason, Dr. Mickle will be entitled to receive (a) an amount equal to 18 months of his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule, (b) a pro rata bonus award payable on the first regularly scheduled pay day following the 60th day after his termination, (c) 18 months of continued health coverage and (d) full vesting of his outstanding equity awards, except that if such termination occurs within 60 days before, upon or within one year following a sale that constitutes a “change in control event” as defined in Section 409A of the Internal Revenue Code of 1986, as amended, or the Code, then in lieu of the payments described in clause (a) Dr. Mickle will be entitled to receive a lump sum payment equal to one and one-half his annual salary plus his target annual bonus on the first regularly scheduled pay day following the 60th day after his termination. In the event that we terminate Dr. Mickle with cause, Dr. Mickle resigns without good reason, or his employment is terminated due to mutual agreement, death or disability, then Dr. Mickle will not be entitled to receive severance benefits. Under the terms of Dr. Mickle’s employment agreement, if we enter into any change of control, all then unvested shares subject to outstanding options shall become fully vested and immediately exercisable immediately prior to such change in control.

The following definitions have been adopted in Dr. Mickle’s employment agreement:

●

“cause” means (a) executive is convicted of, or pleads nolo contendere to, a crime constituting a misdemeanor involving dishonesty or moral turpitude or any crime constituting a felony, (b) executive neglects, refuses or fails to perform executive’s material duties, (c) executive commits a material act of dishonesty or otherwise engages in or is guilty of gross negligence or willful misconduct in the performance of executive’s duties or (d) executive materially breaches the provisions of any written non-competition, non-disclosure or non-solicitation agreement, or any other agreement with us provided, however, that executive shall have 15 days following a notice of termination specifying a condition under clause (b), (c) or (d) constituting cause to cure such condition; and

●

“good reason” means (a) material diminution by us of the executive’s authority, duties or responsibilities the duration of which is greater than 15 days and which is not the result of his acts or omissions which constitute cause, (b) a material change in the geographic location at which the executive must perform services under the agreement, (c) a material diminution in his base salary which is not the result of an across-the-board reduction in base salaries of other senior executives of the Company or (d) any action or inaction that constitutes a material breach by us of the agreement, including our failure to pay any amounts due to the executive or our failure to obtain from a successor the express assumption of the agreement.

In April 2016, we entered into an amended and restated employment agreement with Dr. Guenther, under which Dr. Guenther serves as our executive vice president, research and development. Under this agreement, upon the execution of a release of claims, Dr. Guenther is eligible to receive severance benefits in specified circumstances.

In the event that we terminate Dr. Guenther without cause or he resigns for good reason, Dr. Guenther will be entitled to receive (a) an amount equal to 12 months of his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule, (b) a pro rata bonus award payable on the first regularly scheduled pay day following the 60th day after his termination, (c) 12 months of continued health coverage and (d) full vesting of his outstanding equity awards, except that if such termination occurs within 60 days before, upon or within one year following a sale that constitutes a “change in control event” as defined in Section 409A of the Code then in lieu of the payment described in clause (a) Dr. Guenther will be entitled to a lump sum payment equal to his annual base salary on the first regularly scheduled pay day following the 60th day after his termination. In the event that we terminate Dr. Guenther with cause, Dr. Guenther resigns without good reason, or the employment is terminated due to mutual agreement, death or disability, then Dr. Guenther will not be entitled to receive severance benefits. Under the terms of Dr. Guenther’s employment agreement, if we enter into any change of control, all then unvested shares subject to outstanding options shall become fully vested and immediately exercisable immediately prior to such change in control.

The following definitions have been adopted in Dr. Guenther’s employment agreement:

●

“cause” means (a) executive performed an act or acts of willful and material malfeasance or misconduct with respect to the performance of his duties and responsibilities as an employee and executive officer or under the agreement that results in material harm to us that remains uncorrected for 15 days after receipt of written notice, (b) executive’s continued failure to devote his full business time and attention and his best efforts to the faithful performance of his material duties and responsibilities (other than a failure resulting from disability) that remains uncorrected for 15 days after receipt of written notice, (c) executive’s material breach of any material provision of the agreement that remains uncorrected for 15 days after receipt of written notice, (d) executive commits an act of fraud, embezzlement, misappropriation, or personal dishonesty against us (which, if proven, would constitute a felony) or (e) the conviction of, or plea of nolo contendere by, executive to a crime constituting a felony; and

●

“good reason” means (a) material diminution by us of executive’s authority, duties or responsibilities, the duration of which is greater than 15 days and which is not the result of his acts or omissions which constitute cause (b) a material change in the geographic location at which executive must principally perform services under the agreement, (c) a material diminution in his base salary which is not the result of his acts or omissions which constitute cause or (d) any action or inaction that constitutes a material breach by us of the agreement, including our failure to pay any amounts due to executive or our failure to obtain from a successor the express assumption of the agreement.

In June 2015, we entered into an amended and restated employment agreement with Mr. Clifton under which he serves as our chief financial officer. Under this agreement, Mr. Clifton is eligible to receive severance benefits in specified circumstances.

In the event that we terminate Mr. Clifton without cause or he resigns for good reason, Mr. Clifton will be entitled to receive (a) an amount equal to 12 months of his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule, (b) a pro rata bonus award payable on the first regularly scheduled pay day immediately after his termination, (c) 12 months of continued health coverage and (d) full vesting of his outstanding equity awards, except that if such termination occurs upon or within one year following a sale that constitutes a “change in control event” as defined in Section 409A of the Code then in lieu of the payment described in clause (a) Mr. Clifton will be entitled to a lump sum payment equal to his annual base salary on the first regularly scheduled pay day immediately following the effective date of his termination. In the event that we terminate Mr. Clifton with cause, Mr. Clifton resigns without good reason, or the employment is terminated due to mutual agreement, death or disability, then Mr. Clifton will not be entitled to receive severance benefits. Under the terms of Mr. Clifton’s amended and restated employment agreement, as amended, if we enter into any change of control, all then unvested shares subject to outstanding options shall become fully vested and immediately exercisable immediately prior to such change in control.

The following definitions have been adopted in Mr. Clifton’s employment agreement:

●

“cause” means (a) executive performed an act or acts of willful and material malfeasance or misconduct with respect to the performance of his duties and responsibilities as an employee and executive officer or under the agreement that results in material harm to us that remains uncorrected for 15 days after receipt of written notice, (b) executive’s continued failure to devote his full business time and attention and his best efforts to the faithful performance of his material duties and responsibilities (other than a failure resulting from disability) that remains uncorrected for 15 days after receipt of written notice, (c) executive’s material breach of any material provision of the agreement that remains uncorrected for 15 days after receipt of written notice, (d) executive commits an act of fraud, embezzlement, misappropriation, or personal dishonesty against us (which, if proven, would constitute a felony) or (e) the conviction of, or plea of nolo contendere by, executive to a crime constituting a felony; and

●

“good reason” means (a) material diminution by us of executive’s authority, duties or responsibilities the duration of which is greater than 15 days and which is not the result of his acts or omissions which constitute cause, (b) a material change in the geographic location at which executive must perform services under the agreement, (c) a material diminution in executive's base salary which is not the result of his acts or omissions which constitute cause or (d) any action or inaction that constitutes a material breach by us of the agreement, including our failure to pay any amounts due to executive or our failure to obtain from a successor the express assumption of the agreement.

Outstanding Equity Awards at End of 2020

The following table provides information about outstanding stock options held by each of our named executive officers at December 31, 2020. All of these options were granted under our 2007 stock incentive plan (the “2007 Plan”) or our 2014 Plan.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Travis C. Mickle, Ph.D.	3,333	—	$93.60	08/17/2022
	1,666	—	$93.60	07/30/2024
	13,750	—	$327.20	09/04/2025
	9,375	—	$201.92	02/10/2026
	10,546	3,516(1)(2)	$56.80	01/26/2027
	7,032	7,030(1)(3)	$88.00	01/24/2028
	6,563	19,687(1)(4)	$42.56	02/05/2029
	2,250	—	$8.2576	11/24/2029
	—	26,250(1)(5)	$5.984	02/04/2030
Sven Guenther, Ph.D.	1,250	—	$93.60	07/09/2024
	3,125	—	$327.20	09/03/2025
	3,125	—	$201.92	02/10/2026
	3,515	1,172(1)(2)	$56.80	01/26/2027
	2,343	2,344(1)(3)	$88.00	01/24/2028
	2,500	7,500(1)(4)	$42.56	02/05/2029
	3,500	—	$8.2576	11/24/2029
	—	10,000(1)(5)	$5.984	02/04/2030
R. LaDuane Clifton, CPA	1,333	—	$176.00	04/01/2025
	2,812	—	$292.64	06/25/2025
	937	—	$327.20	09/03/2025
	3,125	—	$201.92	02/10/2026
	3,515	1,172(1)(2)	$56.80	01/26/2027
	2,343	2,344(1)(3)	$88.00	01/24/2028
	2,500	7,500(1)(4)	$42.56	02/05/2029
	2,250	—	$8.2576	11/24/2029
	—	10,000(1)(5)	$5.984	02/04/2030

(1)

All shares underlying these option grants will vest in full and become immediately exercisable (i) in the event that the option holder is terminated by us without cause or resigns for good reason or (ii) immediately prior to any change in control of our company.

(2)	The shares underlying this option will vest in equal annual installments over a period of four years beginning on January 27, 2018 through January 27, 2021.
(3)	The shares underlying this option will vest in equal annual installments over a period of four years beginning on January 25, 2019 through January 25, 2022.
(4)	The shares underlying this option will vest in equal annual installments over a period of four years beginning on February 6, 2020 through February 6, 2023.
(5)	The shares subject to this option have vested and became immediately exercisable as of March 2, 2021, based on upon approval and specified label by the U.S Food and Drug Administration.

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during 2020 or 2019.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, or otherwise receive any benefits under, any nonqualified deferred compensation plan sponsored by us during 2020 or 2019.

Equity Incentive Plans

2014 Equity Incentive Plan

Our Board adopted and our stockholders have approved our 2014 Plan. The 2014 Plan became effective on April 15, 2015. As of December 31, 2020, options exercisable for 343,190 shares of our common stock have been granted and 17,152 shares of our common stock have been issued under our 2014 Plan. Our 2014 Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Code to our employees and our parent and subsidiary corporations’ employees, and for the grant of non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards and other forms of stock compensation to our employees, including officers, consultants and directors. Our 2014 Plan also provides for the grant of performance cash awards to our employees, consultants and directors.

Authorized Shares

The maximum number of shares of our common stock that may be issued under our 2014 Plan as of December 31, 2020 was 408,167 shares. The number of shares of our common stock reserved for issuance under our 2014 Plan will automatically increase on January 1 of each year, beginning on January 1, 2016, and ending on and including January 1, 2024, by 4.0% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares as may be determined by our Board. On January 1, 2021, the maximum number of shares of our common stock reserved for issuance under our 2014 Plan was increased by 181,492 shares as a result of this automatic increase. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2014 Plan is 850,000. The aggregate maximum number of shares subject to awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, cannot exceed $500,000 in total value, calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes and excluding the value of any dividend equivalent payments paid pursuant to any award granted in a previous fiscal year.

Shares issued under our 2014 Plan may be authorized but unissued or reacquired shares of our common stock. Shares subject to stock awards granted under our 2014 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under our 2014 Plan. Additionally, shares issued pursuant to stock awards under our 2014 Plan that we repurchase or that are forfeited, as well as shares reacquired by us as consideration for the exercise or purchase price of a stock award or to satisfy tax withholding obligations related to a stock award, will become available for future grant under our 2014 Plan.

Administration

Our Board, or a duly authorized committee thereof, has the authority to administer our 2014 Plan. Our Board has delegated its authority to administer our 2014 Plan to our Compensation Committee under the terms of the Compensation Committee’s charter. Our Board, or a duly authorized committee thereof, may also delegate to one or more of our officers the authority to (a) designate employees other than officers to receive specified stock awards and (b) determine the number of shares of our common stock to be subject to such stock awards. Our Compensation Committee has delegated this authority to our chief executive officer, Travis C. Mickle, but not for himself and not for our executive officers. Subject to the terms of our 2014 Plan, the administrator has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share of our common stock, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under our 2014 Plan.

The administrator has the power to modify outstanding awards under our 2014 Plan. Subject to the terms of our 2014 Plan, the administrator has the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Certain Limits

No participant may be granted stock awards covering more than 212,500 shares of our common stock under our 2014 Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant. Additionally, no participant may be granted in a calendar year a performance stock award covering more than 212,500 shares of our common stock or a performance cash award having a maximum value in excess of $5,000,000 under our 2014 Plan.

Performance Awards

Our 2014 Plan permits the grant of performance-based stock and cash awards. Our Compensation Committee can structure such awards so that the stock or cash will be issued or paid pursuant to such award only following the achievement of specified pre-established performance goals during a designated performance period.

Corporate Transactions

Our 2014 Plan provides that in the event of a specified corporate transaction, including a consolidation, merger, or similar transaction involving our company, the sale, lease or other disposition of all or substantially all of the assets of our company or the consolidated assets of our company and our subsidiaries, or a sale or disposition of at least 50% of the outstanding capital stock of our company, the administrator will determine how to treat each outstanding stock award. The administrator may:

●	arrange for the assumption, continuation or substitution of an stock award by a successor corporation;

●	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

●	accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;

●	arrange for the lapse, in whole or in part, of any reacquisition or repurchase right held by us; or

●	cancel the stock award prior to the transaction in exchange for a cash payment, which may be reduced by the exercise price payable in connection with the stock award.

The administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner. The administrator may take different actions with respect to the vested and unvested portions of a stock award.

Change in Control

The administrator may provide, in an individual award agreement or in any other written agreement between us and the participant, that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change in control. In the absence of such a provision, no such acceleration of the stock award will occur.

Plan Amendment or Termination

Our board has the authority to amend, suspend, or terminate our 2014 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No incentive stock options may be granted after the tenth anniversary of the date our Board adopts our 2014 Plan.

2007 Plan

Our 2007 Plan was adopted by our Board and approved by our stockholders in June 2007. Awards outstanding under our 2007 Plan prior to completion of our initial public offering continue to be governed by their existing terms under the 2007 Plan. No further awards will be made under the 2007 Plan.

As of December 31, 2020, options to purchase 12,595 shares of our common stock were outstanding under the 2007 Plan.

Administration

Our Board or the Compensation Committee act as the administrator of the 2007 Plan. The administrator has the complete discretion to make all decisions relating to the plan and outstanding awards.

Eligibility

Employees, non-employee directors and consultants were eligible to participate in our 2007 Plan; however only employees were eligible for the grant of incentive stock options.

Types of Awards

Our 2007 Plan provides for the award of incentive and non-statutory stock options and the award of incentive stock (including phantom stock credits to acquire incentive stock).

The administrator may (a) grant awards under the 2007 Plan conditional upon an election by a participant to defer payment of a portion of his or her salary, (b) give a participant a choice between two types of awards or combinations of awards, (c) grant awards in the alternative so that acceptance of or exercise of one award cancels the right of a participant to another and (d) grant awards in any combination or combinations and subject to any condition or condition consistent with the terms of the 2007 Plan that the administrator in its sole discretion may determine.

Terms of Awards

Subject to the terms of the 2007 Plan, the administrator determines the terms of all awards. The exercise price for stock options granted under the 2007 Plan may not be less than 100% of the fair market value of our common stock on the grant date; however, the exercise price for an incentive stock option granted to a holder of more than 10% of our stock may not be less than 110% of such fair market value on the grant date. Options are generally transferable only by will or the laws of descent and distribution, and may be exercised during the holder’s lifetime only by the holder or, in the case of a non-statutory stock option, by the holder’s guardian or legal representative.

The term of options granted under the 2007 Plan may not exceed ten years and will generally expire sooner if the optionee’s service terminates. Options vest at the times determined by the administrator.

Shares may be awarded under the 2007 Plan in consideration for services rendered to us or sold under the 2007 Plan. Shares awarded or sold under the 2007 Plan may be fully vested at grant or subject to special forfeiture conditions or rights of repurchase as determined by the administrator.

Change in Control

Until June 2014, our form of incentive stock option agreement provided for acceleration of vesting upon a change of control for incentive stock option awards issued under our 2007 Plan. All unvested shares subject to such an incentive stock option award will vest in full and become immediately exercisable immediately prior to the effective date of a change of control transaction.

Our form of non-qualified stock option agreement provides for similar acceleration of vesting upon a change of control for non-qualified stock option awards issued under our 2007 Plan. All unvested shares subject to a non-qualified stock option award will vest in full and become immediately exercisable if the holder is terminated without cause within 24 months after the consummation of a change of control transaction.

Changes in Capitalization

If any change is made in the shares of the common stock by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments will be made by the administrator to the kind and number of shares and price per share of stock subject to each outstanding award under our 2007 Plan. Any increase in the shares, or the right to acquire shares, as the result of such an adjustment will be subject to the same terms and conditions that apply to the award for which such increase was received. No fractional shares of common stock will be issued under the 2007 Plan on account of any such adjustment, and rights to shares always will be limited after such an adjustment to the lower full share.

Amendment and Termination

Our Board may at any time amend the 2007 Plan. However, our Board must obtain approval of our stockholders or any amendment requiring such approval under federal tax or federal securities laws. In addition, our Board may not alter or impair any award previously granted under the 2007 Plan without the consent of the holder of such award. The 2007 Plan will terminate ten years after the earliest of the date the 2007 Plan was adopted by our Board, the date our stockholder approved the 2007 Plan or a date determined by our Board.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual Code limits. Currently, we match 100% of each eligible employee’s contributions up to 4% of total eligible compensation. In June 2019, we temporarily suspended this match as a cash conservation measure, and reinstated this match in September 2019. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions, and our matching contribution is also immediately and fully vested when made. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

Limitations on Liability and Indemnification Matters

Our amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

●	any breach of the director’s duty of loyalty to the corporation or its stockholders;

●	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

●	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

●	any transaction from which the director derived an improper personal benefit.

This limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we are required to indemnify our directors to the fullest extent permitted by Delaware law. Our amended and restated bylaws also provide that, upon satisfaction of certain conditions, we are required to advance expenses incurred by a director in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. Our amended and restated bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the board. We have entered into and expect to continue to enter into agreements to indemnify our directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought and, we are not aware of any threatened litigation that may result in claims for indemnification.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our insider trading policy.

Policy on Hedging and Speculative Trading

Our insider trading and window period policy prohibits directors, officers and designated employees from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts or other inherently speculative transactions with respect to our stock at any time.

Director Compensation

In February 2016, our Compensation Committee adopted a non-employee director compensation policy. The policy provides for stipends to be paid to each of our non-employee directors for service on the Board and for service on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. In June 2020, our Compensation Committee amended the policy to suspend payment for committee membership, committee chairs, and for the role of lead independent director. As of December 31, 2020 the stipends payable under this policy were as follows:

	Member Annual Service Stipend ($)	Chairman Additional Annual Service Stipend ($)
Board of Directors	26,250	—
Audit Committee	—	—
Compensation Committee	—	—
Nominating and Corporate Governance Committee	—	—
Lead independent director	—	—

These stipends are payable in four equal quarterly installments on the last day of each quarter. In addition to stipends the non-employee director compensation policy also provides for an annual option grant for each non-employee director for service on our Board.

Pursuant to our non-employee director compensation policy, as amended, on the date of each annual meeting of our stockholders, each director who continues to serve as a non-employee member of our Board following such stockholders meeting will be automatically granted a stock option.

In June 2020, in accordance with the non-employee director compensation policy, we granted annual option grants for 1,875 shares of our common stock to each of our then serving non-employee directors, Messrs. Pascoe, Plooster, Saluri, and Tierney. The exercise price of these options is $4.336 per share which was equal to the closing sale price of our common stock as reported on The Nasdaq Stock Market on the date of grant. These options will vest in full on the earlier of (i) the first anniversary of the date of grant, (ii) one day prior to the date of the first annual meeting of our stockholders following the date of grant or (iii) immediately prior to a change in control of the Company, subject in each case to the director’s continued service on such vesting date.

Effective March 2021, the Board further amended and restated the non-employee director compensation policy to increase the number of shares subject to each non-employee director’s annual option grant, who continues to serve as a non-employee member of our Board following the annual meeting of our stockholders, from 1,875 shares of our common stock to 15,000 shares of our common stock. These stock options will vest and become exercisable in full on the earliest of (i) the first anniversary of the grant date, (ii) the day before the first annual stockholders meeting occurring after the grant date or (iii) immediately prior to a change in control of the Company, subject in each case to the director’s continued service on such vesting date. The amended and restated non-employee director compensation policy also reinstituted cash payments for committee membership, committee chairs, and for the role of lead independent director as follows:

	Member Annual Service Stipend ($)	Chairman Additional Annual Service Stipend ($)
Board of Directors	35,000	15,000
Audit Committee	7,500	15,000
Compensation Committee	5,000	10,000
Nominating and Corporate Governance Committee	5,000	7,500
Lead independent director	15,000	—

2020 Director Compensation Table

The following table sets forth information regarding compensation earned for service on our Board during 2020 by our non-employee directors. Dr. Mickle, our president and chief executive officer, was also a director during 2020 but did not receive any additional compensation for his service as a director. Dr. Mickle’s compensation as an executive officer is set forth above under “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Total ($)
Richard W. Pascoe	42,188(2)	5,899	48,087
Matthew R. Plooster	33,750(3)	5,899	39,649
Joseph B. Saluri	33,750(4)	5,899	39,649
David S. Tierney	32,813(5)	5,899	38,712

(1)

This column reflects the full grant date fair value for options granted during the year as measured pursuant to ASC Topic 718 as stock-based compensation in our financial statements. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the director will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note L to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(2)

Represents stipends awarded for Mr. Pascoe’s service on our Board during 2020, as our lead independent director, as the Chairman of our Audit Committee and as a member of our Compensation Committee during the first and second quarters of 2020.

(3)

Represents stipends awarded for Mr. Plooster’s service on our Board during 2020, as the chairman of our Compensation Committee and as a member of our Nominating and Corporate Governance Committee during the first and second quarters of 2020.

(4)

Represents stipends awarded for Mr. Saluri’s service on our Board during 2020, as a member of our Audit Committee and as the chairman of our Nominating and Corporate Governance Committee during the first and second quarters of 2020.

(5)

Represents stipends awarded for Mr. Tierney’s service on our Board during 2020, as a member of our Compensation Committee, as a member of our Nominating and Corporate Governance Committee and as a member of our Audit Committee during the first and second quarters of 2020.

The table below shows the aggregate number of option awards outstanding for each of our non-employee directors as of December 31, 2020:

Name	Aggregate Option Awards Outstanding (#)
Richard W. Pascoe	7,020 (1)
Matthew R. Plooster	7,312 (2)
Joseph B. Saluri	7,020 (1)
David S. Tierney	7,020 (1)

(1)

As of December 31, 2020, 5,145 shares underlying these options were vested. The remaining 1,875 shares underlying these options will vest on the earlier of (i) June 19, 2021 or (ii) one day prior to the date of the Annual Meeting.

(2)

As of December 31, 2020, 5,437 shares underlying these options were vested. The remaining 1,875 shares underlying these options will vest on the earlier of (i) June 19, 2021 or (ii) one day prior to the date of the Annual Meeting.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER THE EQUITY COMPENSATION PLANS

The following table provides information with respect to all of our equity compensation plans in effect as of December 31, 2020. Information is included for the 2007 Plan and the 2014 Plan, each of which was in effect as of December 31, 2020 and was adopted with the approval of our stockholders.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Shares of Common Stock to be issued upon exercise of outstanding options and rights (#) (a)	Weighted-average exercise price of outstanding options and rights ($) (b)	Shares of Common Stock available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders	355,785(1)	74.60	47,825 (2)
Equity compensation plans not approved by security holders	—	—	—
Total	355,785		47,825

(1)	Includes (i) options to purchase a total of 12,595 shares of our common stock under the 2007 Plan and (ii) options to purchase a total of 343,190 shares of common stock under the 2014 Plan.
(2)

Consists of 47,825 shares of common stock reserved for issuance under the 2014 Plan. The number of shares of our common stock reserved for issuance under the 2014 Plan will automatically increase each year on January 1 from January 1, 2016 continuing through January 1, 2024, by (i) 4.0% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or (ii) a lesser number of shares determined by our Board. Pursuant to the terms of the 2014 Plan, an additional 181,492 shares of common stock were added to the number of shares reserved for issuance under the 2014 Plan, effective January 1, 2021.

Transactions With Related Persons

Related-Person Transactions Policy and Procedures

We have a related person transaction policy in writing that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Certain Related-Person Transactions

The following is a description of transactions since January 1, 2019 to which we have been a participant in which the amount involved exceeded or will exceed $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Compensation.”

Employment Relationship with Christal M.M. Mickle

Christal M.M. Mickle currently serves as our vice president of operations and product development and is a co-founder of our company. Ms. Mickle was an immediate family member of Travis C. Mickle, Ph.D., our chief executive officer and a member of our Board, for 2019. The following table presents the compensation awarded to, earned by or paid to Ms. Mickle by us for the year ended December 31, 2019.

Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
2019	312,625	-	119,191	9,236	441,052

(1)

The amounts reflect the full grant date fair value for awards granted during 2019. The grant date fair value was computed in accordance with ASC Topic 718, Compensation—Stock Compensation. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note L to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(2)	Amounts shown relate to company contributions to the 401(k) plan and payments for dependent care we paid for on behalf of Ms. Mickle.

Effective March 1, 2019, Ms. Mickle’s annual base salary was increased to $314,150.

In February 2019, we granted Ms. Mickle an option to purchase 3,750 shares of our common stock. The shares subject to this option will vest in equal annual installments over a period of four years. The exercise price of this option is $42.56 per share, which equaled the closing sale price per share of our common stock as reported on The Nasdaq Stock Market on the date of grant. In November 2019, we granted Ms. Mickle an option to purchase 2,250 shares of our common stock. The shares subject to this option vested in full and became immediately exercisable upon the acceptance of the AZSTARYS NDA by the FDA in May 2020. The exercise price of this option is $8.26 per share, which equaled the closing sale price per share of our common stock as reported on The Nasdaq Stock Market on the date of grant. All shares underlying these options will vest in full and become immediately exercisable upon a change of control of the Company or if the Ms. Mickle is terminated without cause or resigns for good reason (each as defined in Ms. Mickle’s employment agreement, discussed below). With respect to equity awards that vest based on the attainment of performance goals, the performance goals will be deemed to have met as of the date of termination.

In May 2014, we entered into an employment agreement with Ms. Mickle, under which Ms. Mickle serves as our vice president of operations and product development. Under this agreement, upon the execution of a release of claims, Ms. Mickle is eligible to receive severance benefits in specified circumstances.

In the event that we terminate Ms. Mickle without cause or she resigns for good reason, Ms. Mickle will be entitled to receive (i) an amount equal to 12 months of her annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule, (ii) a pro rata bonus award payable on the first regularly scheduled pay day immediately after her termination, (iii) 12 months of continued health coverage and (iv) full vesting of her outstanding equity awards; provided, however, if such termination occurs upon or within one year following a sale that constitutes a “change in control event” as defined in Section 409A of the Code, then in lieu of the payment described in clause (a) Ms. Mickle will be entitled to a lump sum payment equal to her annual base salary on the first regularly scheduled pay day immediately following the effective date of her termination. In the event that we terminate Ms. Mickle with cause, Ms. Mickle resigns without good reason, or the employment is terminated due to mutual agreement, death or disability, then Ms. Mickle will not be entitled to receive severance benefits. Under the terms of Ms. Mickle’s employment agreement, if we enter into any change of control, all then unvested shares subject to outstanding options shall become fully vested and immediately exercisable immediately prior to such change in control.

The following definitions have been adopted in Ms. Mickle’s employment agreement:

●

“cause” means (a) executive performed an act or acts of willful and material malfeasance or misconduct with respect to the performance of his duties and responsibilities as an employee and executive officer or under the agreement that results in material harm to us that remains uncorrected for 15 days after receipt of written notice, (b) executive’s continued failure to devote his full business time and attention and his best efforts to the faithful performance of his material duties and responsibilities (other than a failure resulting from disability) that remains uncorrected for 15 days after receipt of written notice, (c) executive’s material breach of any material provision of the agreement that remains uncorrected for 15 days after receipt of written notice, (d) executive commits an act of fraud, embezzlement, misappropriation, or personal dishonesty against us (which, if proven, would constitute a felony) or (e) the conviction of, or plea of nolo contendere by, executive to a crime constituting a felony; and

●

“good reason” means (a) material diminution by us of executive’s authority, duties or responsibilities the duration of which is greater than 15 days and which is not the result of his acts or omissions which constitute cause, (b) a material change in the geographic location at which executive must perform services under the agreement, (c) a material diminution in executive's base salary which is not the result of his acts or omissions which constitute cause or (d) any action or inaction that constitutes a material breach by us of the agreement, including our failure to pay any amounts due to executive or our failure to obtain from a successor the express assumption of the agreement.

2020 Exchange Agreement

In December 2020, we entered into a December 2020 Exchange Agreement and Amendment to Facility Agreement, Notes and Investors’ Rights Agreement (the “December 2020 Exchange Agreement”), which was amended on December 24, 2020. Pursuant to the December 2020 Exchange Agreement, (a) we made a cash pre-payment (the “Debt Payment”) of a portion of the principal amount of our then outstanding senior secured convertible notes issued in December 2019 and January 2020 (the “Senior Secured Notes”) and the senior secured convertible promissory note (the “Deerfield Note”) then held by Deerfield Private Design Fund III, L.P., which was a 5% stockholder (“Deerfield” and together with Deerfield Special Situations Fund, L.P., the “Deerfield Lenders”), to the Deerfield Lenders, Delaware Street Capital Master Fund, L.P. and M. Kingdon Offshore Master Fund, LP, or, collectively, the Holders, in an aggregate amount equal to approximately $30.3 million; and (b) issued 31,476.98412 shares of our Series B-2 Preferred Stock and warrants exercisable for 3,632,019 shares of our common stock in exchange for the cancellation of a portion of the principal amount of the Senior Secured Notes and Deerfield Note owned by the Holders, with such transaction referred to as the Exchange. Immediately following the completion of the Exchange and Debt Payment, the aggregate balance of principal and accrued interest remaining outstanding under the Senior Secured Notes and the Deerfield Note was approximately $7.6 million.

Please see “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Convertible Debt—2021 Note Exchanges” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 11, 2021 for further discussion of these exchanges of the 2021 Notes.

Investors’ Rights Agreement

We have entered into an investors’ rights agreement with some of our stockholders, including Deerfield, which was a 5% stockholder. The investors’ rights agreement, among other things, grants these stockholders specified registration rights. The provisions of this agreement, other than those relating to registration rights, terminated upon completion of our initial public offering, which terminated on the two-year anniversary of our initial public offering as to all stockholders party to such agreement, other than Deerfield.

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the board.

In addition, we have entered into indemnification agreements with our directors and executive officers. For more information regarding these agreements, see “Executive Compensation—Limitations on Liability and Indemnification Matters.”

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or KemPharm. Direct your written request to KemPharm, Inc., 1180 Celebration Blvd. Suite 103, Celebration, FL 34747, Attn: Corporate Secretary or contact Timothy Sangiovanni, Vice President, Corporate Controller, at (321) 939-3416. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

April 29, 2021

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2020 is available without charge upon written request to KemPharm, Inc., 1180 Celebration Blvd., Suite 103, Celebration, FL 34747 Attn: Corporate Secretary.

Exhibit A

KemPharm, Inc.
2021 Employee Stock Purchase Plan

Adopted by the Board of Directors: April 29, 2021

1.    General; Purpose.

(a)    The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Stock Purchase Plan.

(b)    The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

(c)    The Company, by means of the Plan, seeks to retain the services of Eligible Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2.    Administration.

(a)    The Board or the Committee will administer the Plan. References herein to the Board shall be deemed to refer to the Committee except where context dictates otherwise.

(b)    The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)    To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii)    To designate from time to time (A) which Related Corporations will be eligible to participate in the Plan as Designated 423 Corporations, (B) which Related Corporations or Affiliates will be eligible to participate in the Plan as Designated Non-423 Corporations, and (C) which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).

(iii)    To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv)    To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(v)    To suspend or terminate the Plan at any time as provided in Section 12.

(vi)    To amend the Plan at any time as provided in Section 12.

(vii)    Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.

1

(viii)    To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Designated Non-423 Corporation, do not have to comply with the requirements of Section 423 of the Code.

(c)    The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Further, to the extent not prohibited by Applicable Law, the Board or Committee may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d)    All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.    Shares of Common Stock Subject to the Plan.

(a)    Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 1,500,000 shares of Common Stock. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 3(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.

(b)    If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c)    The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4.    Grant of Purchase Rights; Offering.

(a)    The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b)    If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company or a third party designated by the Company (each, a “Company Designee”): (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

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(c)    The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5.    Eligibility.

(a)    Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation or an Affiliate. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company, a Related Corporation or an Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may (unless prohibited by Applicable Law) provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company, the Related Corporation, or the Affiliate is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component. The Board may also exclude from participation in the Plan or any Offering Employees who are "highly compensated employees" (within the meaning of Section 423(b)(4)(D) of the Code) of the Company or a Related Corporation or a subset of such highly compensated employees.

(b)    The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i)    the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii)    the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii)    the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c)    No Employee will be eligible for the grant of any Purchase Rights under the 423 Component if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(d)    As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the 423 Component only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds US $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e)    Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by Applicable Law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

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(f)    Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.

6.    Purchase Rights; Purchase Price.

(a)    On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b)    The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c)    In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.

(d)    The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be specified by Board prior to the commencement of an Offering and will not be less than the lesser of:

(i)    an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii)    an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7.    Participation; Withdrawal; Termination.

(a)    An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company or a Company Designee, within the time specified for the Offering, an enrollment form provided by the Company or Company Designee. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Law or if specifically provided in the Offering and to extent permitted by Section 423 of the Code with respect to the 423 Component, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through payment by cash, check or wire transfer prior to a Purchase Date.

(b)    During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or a Company Designee a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

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(c)    Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by Applicable Law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.

(d)    Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Company or between Designated Companies will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.

(e)    During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(f)    Unless otherwise specified in the Offering or as required by Applicable Law, the Company will have no obligation to pay interest on Contributions.

8.    Exercise of Purchase Rights.

(a)    On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b)    Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).

(c)    No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and, subject to Section 423 of the Code with respect to the 423 Component, the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).

9.    Covenants of the Company.

The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission, agency or other Governmental Body having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

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10.    Designation of Beneficiary.

(a)    The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b)     If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.    Adjustments upon Changes in Common Stock; Corporate Transactions.

(a)    In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

(b)    In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days (or such other period specified by the Board) prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

12.    Amendment, Termination or Suspension of the Plan.

(a)    The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law.

(b)    The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

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Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

13.    Tax Qualification; Tax Withholding.

(a)    Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan.  The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.

(b)    Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation; (ii) withholding from the proceeds of the sale of shares of Common Stock acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

(c)    The 423 Component is exempt from the application of Section 409A of the Code, and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. The Non-423 Component is intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a participant or any other party if the option under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

14.    Effective Date of Plan.

The Plan will become effective immediately prior to and contingent upon the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.

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15.    Miscellaneous Provisions.

(a)    Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b)    A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c)    The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or amend a Participant’s employment contract, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment of a Participant.

(d)    The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.

(e)    If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.

(f)    If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.

16.    Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)“    423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(b)“    Affiliate” means any entity, other than a Related Corporation, whether now or subsequently established, which is at the time of determination, a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)“    Applicable Law” means shall mean the Code and any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NASDAQ Stock Market, the New York Stock Exchange or the Financial Industry Regulatory Authority).

(d)“    Board” means the board of directors of the Company.

(e)“    Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

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(f)     “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g)“    Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

(h)“    Common Stock” means the common stock of the Company.

(i)“    Company” means KemPharm, Inc., a Delaware corporation.

(j)“    Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions and, with respect to the 423 Component, to the extent permitted by Section 423 of the Code.

(k)“    Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(ii)    a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii)    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(l)“    Designated 423 Corporation” means any Related Corporation selected by the Board to participate in the 423 Component.

(m)“    Designated Company” means any Designated Non-423 Corporation or Designated 423 Corporation, provided, however, that at any given time, a Related Corporation participating in the 423 Component shall not be a Related Corporation participating in the Non-423 Component.

(n)“    Designated Non-423 Corporation” means any Related Corporation or Affiliate selected by the Board to participate in the Non-423 Component.

(o)“    Director” means a member of the Board.

(p)“    Effective Date” means the effective date of this Plan, which is the date on which this Plan is approved by the Company’s stockholders.

(q)“    Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(r)“    Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation, or solely with respect to the Non-423 Component, an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

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(s)“    Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(t)“    Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(u)“    Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii)    In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with Applicable Laws and regulations and, to the extent applicable as determined in the sole discretion of the Board, in a manner that complies with Sections 409A of the Code

(v)“    Fully-Diluted Common Stock” means, as of any date, the aggregate number of (i) shares of Common Stock issued and outstanding and (ii) securities convertible into or exercisable for shares of Common Stock (whether vested or unvested).

(w)“    Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the NASDAQ Stock Market, the New York Stock Exchange and the Financial Industry Regulatory Authority).

(x)“    Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(y)“    Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(z)“    Offering Date” means a date selected by the Board for an Offering to commence.

(aa)“    Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(bb)     “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(cc)“    Plan” means this KemPharm, Inc. 2021 Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.

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(dd)“    Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(ee)“    Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(ff)“    Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(gg)“    Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(hh)“    Securities Act” means the U.S. Securities Act of 1933, as amended.

(ii)“    Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.

“Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

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Exhibit B

KemPharm, Inc.

Amended and Restated 2014 Equity Incentive Plan

Adopted by the Board of Directors: November 7, 2014

Approved by the Stockholders: April 1, 2015

Original Effective Date: April 15, 2015
Amended by the Board of Directors: April 29, 2021

1.    General.

(a)    Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(b)    Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(c)    Purpose. This Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.    Administration.

(a)    Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)    To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)    To settle all controversies regarding the Plan and Awards granted under it.

(iv)    To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

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(v)    To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Award without his or her written consent except as provided in subsection (viii) below.

(vi)    To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii)    To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.

(viii)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xi)    To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash award and/or (6) award of other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

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(c)    Delegation to Committee.

(i)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)    Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee, meeting such requirements to the extent necessary for such exemption to remain available.

(d)    Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.

(e)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

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3.    Shares Subject to the Plan.

(a)    Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed (A) 5,129,317, which number consists of (i) the number of unallocated shares 229,317remaining available for grant under the 2014 Plans as of 12:01 a.m., Pacific Time on the Effective Date, and (ii) 4,900,000 new shares, and (B) the number of shares, if any, subject to outstanding stock awards granted under the 2014 Plan that, from and after the Effective Date, (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award (collectively the “Share Reserve”). In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 4.0% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued under the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)    Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c)    Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 16,700,000 shares of Common Stock.

(d)    Non-Employee Director Compensation Limitation. In addition, the maximum number of shares subject to awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any award granted in a previous fiscal year).

(e)    Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.    Eligibility.

(a)    Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b)    Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

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5.    Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)    Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)    Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c)    Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)    by cash, check, bank draft or money order payable to the Company;

(ii)    pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)    if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

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(v)    in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)    Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)    Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)    Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)    Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)    Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)    Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

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(g)    Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h)    Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)    Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)    Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)    Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

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(l)    Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.    Provisions of Stock Awards other than Options and SARs.

(a)    Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)    Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)    Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)    Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)    Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)    Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

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(b)    Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)    Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)    Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)    Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)    Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)    Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)    Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)    Performance Awards.

(i)    Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

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(ii)    Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)    Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(d)    Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.    Covenants of the Company.

(a)    Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b)    Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c)    No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.    Miscellaneous.

(a)    Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

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(b)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction or extension, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

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(g)    Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)    Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)    Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)    Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

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(k)    Compliance with Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.    Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)    Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

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(c)    Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)    arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)    arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)    accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board will determine (or, if the Board will not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)    arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)    cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)    make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)    Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.    Plan Term; Earlier Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

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11.    Effective Date of the Plan.

The Plan will become effective on the Effective Date.

12.    Choice of Law.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of laws rules.

13.    Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)“    2014 Plan” means the KemPharm, Inc. 2014 Equity Incentive Plan, as in effect prior to its amendment and restatement.

(b)“    Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)“    Award” means a Stock Award or a Performance Cash Award.

(d)“    Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e)“    Board” means the Board of Directors of the Company.

(f)“    Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(g)     “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h)“    Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events that has a material negative impact on the business or reputation of the Company: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii)  such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

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(i)“    Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities;

(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities; or

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(iv)    individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(j)“    Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k)“    Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(l)“    Common Stock” means, as of the Effective Date, the common stock of the Company.

(m)“    Company” means KemPharm, Inc., a Delaware corporation.

(n)“    Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o)“    Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service ; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

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(p)“    Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)    a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii)    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(q)“    Director” means a member of the Board.

(r)“    Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s)“    Effective Date” means the effective date of this Plan document which is the date of the annual meeting of stockholders of the Company held in 2021.

(t)“    Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(u)“    Entity” means a corporation, partnership, limited liability company or other entity.

(v)“    Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w)“    Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

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(x)“    Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)    Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)    In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(y)“    Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z)“    Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa)“    Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(bb)“    Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc)“    Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd)“    Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee)“    Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff)“    Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(gg)“    Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh)“    Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

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(ii)“    Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj)“    Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(kk)“    Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; (xxxviii) the number of customers, including but not limited to customers users; (xxxix) employee retention; (xl) pre-clinical development related compound goals; (xli) financing; (xlii) regulatory milestones, including approval of a compound; (xliii) stockholder liquidity; (xliv) corporate governance and compliance; (xlv) product commercialization; (xlvi) intellectual property; (xlvii) personnel matters; (xlviii) progress of internal research or clinical programs; (xlix) progress of partnered programs; (l) implementation or completion of projects and processes; (li) partner satisfaction; (lii) budget management; (liii) clinical achievements; (liv) completing phases of a clinical study (including the treatment phase); (lv) announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; (lvi) timely completion of clinical trials; (lvii) submission of INDs and NDAs and other regulatory achievements; (lviii) partner or collaborator achievements; (lix) internal controls, including those related to the Sarbanes-Oxley Act of 2002; (lx) research progress, including the development of programs; (lxi) investor relations, analysts and communication; (lxii) manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); (lxiii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (lxiv) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); (lxv) supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); (lxvi) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; and (lxvii) and other measures of performance selected by the Board.

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(ll)“    Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles, (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the Food and Drug Administration or any other regulatory body and (13) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(mm)“    Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn)“    Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(oo)“    Plan” means this Amended and Restated KemPharm, Inc. 2014 Equity Incentive Plan, as it may be amended.

(pp)“    Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq)“    Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(rr)“    Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

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(ss)“    Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(tt)“    Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu)“    Securities Act” means the Securities Act of 1933, as amended.

(vv)“    Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(ww)“    Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(xx)“    Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(yy)“    Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(zz)“    Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(aaa)“    Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

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KemPharm INC

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
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2021 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2, 3, 5 and 6 and every THREE YEARS for Proposal 4.

1. Election of Directors:

	For	Withhold
01 - Matthew R. Plooster	☐	☐
02 - Joseph B. Saluri	☐	☐

	3 Year	2 Years	1 Years	Abstain
4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

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KemPharm, Inc.

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Notice of 2021 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 17, 2021

Travis C. Mickle and R. LaDuane Clifton, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2021 Annual Meeting of Stockholders of KemPharm, Inc. to be held on June 17, 2021 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR both nominees, FOR Proposals 2, 3, 5 and 6 and for every THREE YEARS for Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

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